                                                                     EXHIBIT 4.1







                    COMPASS ASSET ACCEPTANCE COMPANY, L.L.C.,
                                   as Seller,



                                       and



                                  COMPASS BANK,
                                  as Servicer,



                                       and



                               [----------------],
                                   as Trustee



                             -----------------------


                         POOLING AND SERVICING AGREEMENT

                        Dated as of [__________], 200[_]

                             -----------------------



               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                                                     ARTICLE I
                                                    Definitions

Section 1.01.         Definitions................................................................................1

Section 1.02.         Interest Calculations.....................................................................20

Section 1.03.         Usage of Terms............................................................................20

                                                     ARTICLE II
                   Conveyance of Mortgage Loans; Original Issuance of Certificates; Tax Treatment

Section 2.01.         Acknowledgment; Conveyance of Mortgage Loans;
                      Custody of Mortgage Files.................................................................21

Section 2.02.         Acceptance by Trustee; Repurchase of Mortgage Loans;
                      Conveyance of Eligible Substitute Mortgage Loans..........................................25

Section 2.03.         Representations, Warranties and Covenants of the Servicer.................................27

Section 2.04.         Representations and Warranties of the Seller Regarding this Agreement and the
                      Mortgage Loans; Repurchases and Substitutions.............................................28

Section 2.05.         Execution and Authentication of Certificates..............................................33

Section 2.06.         Designation of Interests in the REMIC.....................................................33

Section 2.07.         Designation of Start-up Day...............................................................33

Section 2.08.         REMIC Certificate Maturity Date...........................................................33

Section 2.09.         Miscellaneous REMIC Provisions............................................................33

                                                    ARTICLE III
                                   Administration and Servicing of Mortgage Loans

Section 3.01.         The Servicer..............................................................................35

Section 3.02.         Collection of Certain Mortgage Loan Payments..............................................38

Section 3.03.         Withdrawals from the Collection Account...................................................39

Section 3.04.         Maintenance of Hazard Insurance; Property Protection Expenses.............................40

Section 3.05.         Assumption and Modification Agreements....................................................41

Section 3.06.         Realization Upon Defaulted Mortgage Loans.................................................42

Section 3.07.         [Reserved]................................................................................42

Section 3.08.         Trustee to Cooperate......................................................................43

Section 3.09.         Servicing Compensation; Payment of Certain
                      Expenses by the Servicer..................................................................43

Section 3.10.         Annual Statement as to Compliance.........................................................44

Section 3.11.         Annual Servicing Report...................................................................44

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

Section 3.12.         Access to Certain Documentation and Information
                      Regarding the Mortgage Loans..............................................................44

Section 3.13.         Maintenance of Certain Servicing Insurance Policies.......................................45

Section 3.14.         Reports to the Securities and Exchange Commission.........................................45

Section 3.15.         Taxpayer Identification Number............................................................45

Section 3.16.         Information Required by the Internal Revenue Service Generally and Reports of
                      Foreclosures and Abandonments of Mortgaged Property.......................................45

Section 3.17.         Additional Covenants of Compass Bank......................................................46

                                                     ARTICLE IV
                                               Servicing Certificate

Section 4.01.         Servicing Certificate.....................................................................46

                                                     ARTICLE V
                                Distributions and Statements to Certificateholders;
                                            Rights of Certificateholders

Section 5.01.         Distributions.............................................................................48

Section 5.02.         Statements to Certificateholders..........................................................51

                                                     ARTICLE VI
                                                  The Certificates

Section 6.01.         The Certificates..........................................................................54

Section 6.02.         Registration of Transfer and Exchange of Certificates.....................................54

Section 6.03.         Mutilated, Destroyed, Lost or Stolen Certificates.........................................59

Section 6.04.         Persons Deemed Owners.....................................................................60

Section 6.05.         Appointment of Paying Agent...............................................................60

Section 6.06.         Actions of Certificateholders.............................................................61

                                                    ARTICLE VII
                                            The Servicer and the Seller

Section 7.01.         Liability of the Servicer and the Seller..................................................61

Section 7.02.         Merger or Consolidation of, or Assumption of the
                      Obligations of, the Servicer or the Seller................................................61

Section 7.03.         Limitation on Liability of the Servicer, the Seller and Others............................61

Section 7.04.         Servicer Not to Resign....................................................................62

Section 7.05.         Delegation of Duties......................................................................63

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                                                    ARTICLE VIII
                                                 Events of Default

Section 8.01.         Events of Default.........................................................................63

Section 8.02.         Trustee to Act; Appointment of Successor..................................................65

Section 8.03.         ..........................................................................................66

Section 8.04.         Notification to Certificateholders........................................................66

                                                     ARTICLE IX
                                                    The Trustee

Section 9.01.         Duties of Trustee.........................................................................66

Section 9.02.         Certain Matters Affecting the Trustee.....................................................68

Section 9.03.         Trustee Not Liable for Certificates or Mortgage Loans.....................................69

Section 9.04.         Trustee May Own Certificates..............................................................70

Section 9.05.         Servicer to Pay Trustee's Fees and Expenses...............................................70

Section 9.06.         Eligibility Requirements for Trustee......................................................70

Section 9.07.         Resignation or Removal of Trustee.........................................................70

Section 9.08.         Successor Trustee.........................................................................71

Section 9.09.         Merger or Consolidation of Trustee........................................................71

Section 9.10.         Appointment of Co-Trustee or Separate Trustee.............................................72

Section 9.11.         Trustee May Enforce Claims Without Possession of Certificates.............................73

Section 9.12.         Inspection of Mortgage Files..............................................................73

Section 9.13.         Tax Returns...............................................................................73

                                                     ARTICLE X
                                                    Termination

Section 10.01.        Termination...............................................................................73

Section 10.02.        Additional Termination Requirements.......................................................76

Section 10.03.        Termination Upon Loss of REMIC Status.....................................................77

                                                     ARTICLE XI
                                              Miscellaneous Provisions

Section 11.01.        Amendment.................................................................................78

Section 11.02.        Recordation of Agreement..................................................................79

Section 11.03.        Limitation on Rights of Certificateholders................................................79

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

Section 11.04.        Governing Law.............................................................................80

Section 11.05.        Notices...................................................................................80

Section 11.06.        Severability of Provisions................................................................81

Section 11.07.        Assignment................................................................................81

Section 11.08.        Certificates Nonassessable and Fully Paid.................................................81

Section 11.09.        Perfection Representations................................................................81

Section 11.10.        Limitation of Liability...................................................................81

Section 11.11.        Inspection of Mortgage Files..............................................................81

Section 11.12.        Successors and Assigns....................................................................82

Section 11.13.        Counterparts..............................................................................82

Section 11.14.        Effect of Headings and Table of Contents..................................................82

Section 11.15.        Inconsistencies Among Transaction Documents...............................................82

Section 11.16.        Duration of Agreement.....................................................................82


Schedule 1            Perfection Representations, Warranties and Covenants
Exhibit A             Form of Class A-1 Certificate.............................................................A-1
Exhibit B             Form of Class A-2 Certificate.............................................................B-1
Exhibit C             Form of Class A-3 Certificate.............................................................C-1
Exhibit D             Form of Class A-4 Certificate.............................................................D-1
Exhibit E             Form of Class M-1 Certificate.............................................................E-1
Exhibit F             Form of Class M-2 Certificate.............................................................F-1
Exhibit G             Form of Class R Certificate...............................................................G-1
Exhibit H             Mortgage Loan Schedule....................................................................H-1
Exhibit I             Form of Investment Letter.................................................................I-1
Exhibit J             Form of Affidavit of Transfer of Residual Certificates....................................J-1

         This Pooling and Servicing Agreement, dated as of [___________], 200[_], among COMPASS ASSET ACCEPTANCE COMPANY, L.L.C., as Seller, COMPASS BANK, as Servicer, and [__________________], as Trustee,

                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         ACCRUAL PERIOD:  [____________].

         ADDITIONAL PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, any remaining amount that would otherwise be distributed to the Holders of the Class R Certificates pursuant to Section 5.01(a).

         AFFILIATE: As to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         APPLIED REALIZED LOSS AMOUNT: As to any Class of Class M Certificates and Distribution Date, the aggregate Realized Losses, if any, applied in reduction of the Certificate Principal Balance of such Class on such Distribution Date pursuant to Section 5.01(b).

         APPRAISED VALUE: As to any Mortgage Loan, the appraised value of the related Mortgaged Property based upon the appraisal used by or on behalf of the Originator at the time of origination of such Mortgage Loan (or any mortgage loan made by the Originator on the Mortgaged Property that the Mortgage Loan replaced); provided, that if the Mortgage Loan was originated simultaneously with or not more than 12 months after another mortgage was placed on the Mortgaged Property, the lesser of the Appraised Value at origination of the other mortgage and the sales price, if any, of the related Mortgaged Property.

         ASSIGNMENT OF MORTGAGE: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

         AUCTION DATE:  As defined in Section 10.01(c).

         AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date, the sum, without duplication, of all amounts described in clauses (i) through (iv), inclusive, of Section 3.02(b) received by the Servicer with respect to the related Collection Period and deposited in the Collection Account.

         BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         BOOK-ENTRY CERTIFICATE: Any Class A or Class M Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or Alabama are required or authorized by law to be closed.

         CERTIFICATE: A Class A Certificate, Class M Certificate or Class R Certificate.

         CERTIFICATE OWNER: The Person who is the beneficial owner of a Book-Entry Certificate.

         CERTIFICATE PRINCIPAL BALANCE: As to any Class (other than the Class R Certificates) and any Determination Date, the Original Class Certificate Balance thereof reduced by (i) all amounts previously distributed to the holders of such Class and allocable to principal and (ii) in the case of each Class of Class M Certificates, all Applied Realized Loss Amounts previously allocated to such Class. The Class R Certificates have no Certificate Principal Balance.

         CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 6.02.

         CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (i) any Certificate registered in the name of the Seller (unless to the knowledge of a Responsible Officer of the Trustee the Seller is acting as trustee or nominee for a Person who is not an Affiliate of the Seller and who makes the voting decision with respect to such Certificate) or the Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of either the Seller or the Servicer and (ii) any Certificate for which the Seller (unless to the knowledge of a Responsible Officer of the Trustee (A) the Seller is acting as trustee or nominee for a Person who is not an Affiliate of the Seller and who makes the voting decision with respect to such Certificate or (B) the Seller is the owner of all the Certificates) or the Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate (other than an Affiliate that has purchased any Certificate on the Closing Date) of either the Seller or the Servicer is the Certificate Owner shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

         CHARGE OFF AMOUNT: As to any Charged Off Mortgage Loan and Collection Period, an amount equal to the amount of the Principal Balance that the Servicer has charged off on its servicing records during such Collection Period.

         CHARGED OFF MORTGAGE LOAN: A defaulted Mortgage Loan that is not a Liquidated Mortgage Loan and as to which (i) collection procedures are ongoing and (ii) the Servicer has charged off all or a portion of the related Principal Balance.

         CLASS: Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class R Certificates.

         CLASS A-1 CERTIFICATE: Any Certificate designated as a Class A-1 Certificate on the face thereof, substantially in the form of Exhibit A hereto.

         CLASS A-2 CERTIFICATE: Any Certificate designated as a Class A-2 Certificate on the face thereof, substantially in the form of Exhibit B hereto.

         CLASS A-3 CERTIFICATE: Any Certificate designated as a Class A-3 Certificate on the face thereof, substantially in the form of Exhibit C hereto.

         CLASS A-4 CERTIFICATE: Any Certificate designated as a Class A-4 Certificate on the face thereof, substantially in the form of Exhibit D hereto.

         CLASS A-4 LOCKOUT DISTRIBUTION AMOUNT: As to any Distribution Date, the product of (i) the Class A-4 Lockout Percentage for such Distribution Date and
(ii) the Class A-4 Lockout Pro Rata Distribution Amount for such Distribution Date.

         CLASS A-4 LOCKOUT PERCENTAGE: As to each Distribution Date, shall be as follows:

DISTRIBUTION DATES                                      LOCKOUT PERCENTAGE
------------------                                      ------------------
[______] [_____] - [______] [_____]                     [__]%
[______] [_____] - [______] [_____]                     [__]%
[______] [_____] - [______] [_____]                     [__]%
[______] [_____] - [______] [_____]                     [__]%
[______] [_____] and thereafter                         [__]%

         Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Class A Certificates, other than the Class A-4 Certificates, has been reduced to zero, the Lockout Percentage shall be [__]%.

         CLASS A-4 LOCKOUT PRO RATA DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the aggregate Certificate

Principal Balance of the Class A-4 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (y) the Class A Principal Distribution Amount for such Distribution Date.

         CLASS A CERTIFICATEHOLDER: A Holder of a Class A Certificate.

         CLASS A CERTIFICATES: Any of the Class A-1, Class A-2, Class A-3 or Class A-4 Certificates.

         CLASS A PASS-THROUGH RATE: With respect to each Class of Class A Certificates, the per annum rate set forth below:


          CLASS                                       PASS-THROUGH RATE
---------------------------        --------------------------------------------
           A-1                                         [___]%
           A-2                                         [___]%
           A-3                                         [___]%
           A-4                                         [___]%

         CLASS A PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess, if any, of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of (i) the product of (A) [___]% and (B) the Pool Balance as of the last day of the related Collection Period and (ii) the Pool Balance as of the last day of the related Collection Period minus $[_____].

         CLASS M-1 CERTIFICATE: Any Certificate designated as a Class M-1 Certificate on the face thereof, substantially in the form of Exhibit E hereto.

         CLASS M-1 PASS-THROUGH RATE: On any Distribution Date, a per annum rate equal to the lesser of (a) [___]% or (b) the weighted average Net Loan Rate of the Mortgage Loans for such Distribution Date.

         CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the excess, if any, of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (b) the lesser of (i) the product of (A) [___]% and (B) the Pool Balance as of the last day of the related Collection Period and (ii) the Pool Balance as of the last day of the related Collection Period minus $[_____].

         CLASS M-2 CERTIFICATE: Any Certificate designated as a Class M-2 Certificate on the face thereof, substantially in the form of Exhibit F hereto.

         CLASS M-2 PASS-THROUGH RATE: On any Distribution Date, a per annum rate equal to the lesser of (a) [___]% or (b) the weighted average Net Loan Rate of the Mortgage Loans for such Distribution Date.

         CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the excess, if any, of (a) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the related Class M-1 Principal Distribution Amount on such Distribution Date), and (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (b) the lesser of (i) the product of (A) [___]% and
(B) the Pool Balance as of the last day of the related Collection Period and
(ii) the Pool Balance as of the last day of the related Collection Period minus $[_____].

         CLASS M CERTIFICATEHOLDER: A Holder of a Class M Certificate.

         CLASS M CERTIFICATES: The Class M-1 and the Class M-2 Certificates.

         CLASS M PASS-THROUGH RATE: Either the Class M-1 Pass-Through Rate or the Class M-2 Pass-Through Rate, as applicable.

         CLASS R CERTIFICATE: Any Certificate designated as a Class R Certificate on the face thereof, substantially in the form of Exhibit G hereto.

         CLOSING DATE: [_________], 200[_].

         CODE: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         COLLECTION ACCOUNT: The custodial account or accounts created and maintained for the benefit of the Certificateholders pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

         COLLECTION PERIOD: As to any Distribution Date and Mortgage Loan, the calendar month immediately preceding the month in which such Distribution Date occurs, except that with respect to the initial Distribution Date, the Collection Period is the period from [_______] to [_______].

         COMBINED LOAN-TO-VALUE RATIO OR CLTV: As to each Mortgage Loan, a ratio, expressed as a percentage, the numerator of which is the sum of (a) the original Principal Balance of the Mortgage Loan and (b) the aggregate unpaid principal balance, at the time of origination of the Mortgage Loan, of all other mortgage loans, if any, secured by senior liens on the related Mortgaged Property, and the denominator of which is the Appraised Value of the Mortgaged Property.

         COMPASS BANK: Compass Bank, an Alabama banking corporation, and its successors.

         CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the Closing Date is located at the address set forth in Section 11.05.

         CURRENT INTEREST: As to each Class of Class A and Class M Certificates and any Distribution Date, the interest accrued at the applicable Pass-Through Rate during the applicable Accrual Period on the aggregate Certificate Principal Balance of such Class of Certificates as of the beginning of the Accrual Period.

         CUT-OFF DATE: As to each Mortgage Loan, the close of business on [_________], 200[_].

         CUT-OFF DATE POOL BALANCE: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans.

         CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date or, as to any Eligible Substitute Mortgage Loan, as of the date of substitution of such Eligible Substitute Mortgage Loan.

         DEFECTIVE MORTGAGE LOAN: A Mortgage Loan subject to repurchase pursuant to Section 2.02 or 2.04.

         DEFINITIVE CERTIFICATES: As defined in Section 6.02(f).

         DELINQUENT MORTGAGE LOAN: Any Mortgage Loan that is 30 or more days contractually delinquent.

         DEPOSIT DATE: As to any Distribution Date, the Business Day immediately preceding such Distribution Date.

         DEPOSIT EVENT: The lowering of the Servicer's short-term debt rating below "P-1" by Moody's, "A-1" by Standard & Poor's or "F-1" by Fitch or any time in which Compass Bank shall cease to be the Servicer.

         DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Certificates, evidencing $[______] in initial aggregate principal amount of the of Class A Certificates and, evidencing $[______] in initial aggregate principal amount of the Class M Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of Alabama.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         DETERMINATION DATE: As to any Distribution Date, the second Business Day prior to such Distribution Date.

         DISTRIBUTION DATE: The [__] day of each month (or if such [__] day is not a Business Day, then the next succeeding Business Day), commencing [_________], 200[_].

         ELECTRONIC LEDGER: The electronic master record of mortgage loans (including the Mortgage Loans) maintained by the Servicer.

         ELIGIBLE ACCOUNT: An account that is either (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein are rated in the highest short-term debt rating category by the Rating Agencies, (ii) an account or accounts maintained with a depository institution with a long-term unsecured debt rating by each Rating Agency that is at least investment grade, provided that the deposits in such account or accounts are fully insured by either the BIF or the SAIF, (iii) a segregated trust account maintained with the Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each such Rating Agency to the Trustee, without reduction or withdrawal of the then-current ratings of the Class A or Class M Certificates.

         ELIGIBLE SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Seller or the Servicer for a Defective Mortgage Loan pursuant to Section 2.02 or 2.04, which on the date of such substitution must

                           (i) have a Principal Balance not substantially greater or less than the Principal Balance of such Defective Mortgage Loan;

                           (ii) have (i) a current Loan Rate of not less than the Loan Rate of the Defective Mortgage Loan and not more than 500 basis points in excess thereof (ii) in the case of an adjustable rate Mortgage Loan, the same Index as such Defective Mortgage Loan and (iii) the same Loan Rate Classification as such Defective Mortgage Loan;

                           (iii) have a remaining term to maturity not more than six months earlier or later than the remaining term to maturity of the Defective Mortgage Loan;

                           (iv) comply with the representations and warranties set forth in Section 2.04(b), to the extent such representations and warranties do not pertain exclusively to the Mortgage Loans transferred on the Closing Date;

                           (v) have a Combined Loan-to-Value Ratio that is not greater than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of the date of origination of such Defective Mortgage Loan;

                           (vi) have a lien position at least equal to the lien position of the Mortgage relating to the Defective Mortgage Loan; and

                           (vii) be the obligation of a Mortgagor whose credit profile is substantially similar to that of the Mortgagor under the Defective Mortgage Loan,

provided, however, that with respect to (i) through (vi) above, a Mortgage Loan may qualify as an Eligible Substitute Mortgage Loan if each of the Rating Agencies consents to such substitution.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         EVENTS OF DEFAULT: As defined in Section 8.01.

         EXTRA PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (x) the Monthly Excess Cashflow and (y) the Overcollateralization Deficiency.

         FANNIE MAE: Fannie Mae, formerly known as The Federal National Mortgage Association, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FINAL SCHEDULED DISTRIBUTION DATE: With respect to each Class of Class A and Class M Certificates, as follows:

         Class A-1 Certificates                      [__________],. 20[__]
         Class A-2 Certificates                      [__________],. 20[__]
         Class A-3 Certificates                      [__________],. 20[__]
         Class A-4 Certificates                      [__________],. 20[__]
         Class M-1 Certificates                      [__________],. 20[__]
         Class M-2 certificates                      [__________],. 20[__]


         FITCH:   Fitch Ratings or its successor in interest.

         FORECLOSURE PROFIT: As to any Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Liquidation Proceeds less Liquidation Expenses exceeds (ii) the Principal Balance thereof immediately prior to the final recovery of its Liquidation Proceeds, together with the sum of (x) accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds and
(y) the related Charge Off Amounts.

         FREDDIE MAC: Freddie Mac, formerly known as The Federal Home Loan Mortgage Corporation, or any successor thereto.

         INDEX: As to each adjustable rate Mortgage Loan, the index from time to time in effect for the adjustment of the Loan Rate set forth as such on the related Mortgage Note.

         INITIAL MORTGAGE LOAN: Each Mortgage Loan transferred and assigned to the Trust on the Closing Date.

         INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, or by the Servicer pursuant to the last sentence of Section 3.04, net of any component thereof covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such Insurance Proceeds and exclusive of any portion thereof that is applied to the restoration or repair of the related Mortgaged Property, released to the Mortgagor in accordance with the Servicer's normal servicing procedures or required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         INTEREST CARRY FORWARD AMOUNT: As to any Class of Class A or Class M Certificates and any Distribution Date, the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid Interest Carry Forward Amounts for such Class as of the immediately preceding Distribution Date exceeded (ii) the amount of the actual distribution with respect to interest made to such Class on such Distribution Date plus (y) interest on such amount calculated for the related Accrual Period at the related Pass-Through Rate in effect with respect to such Class.

         INTEREST COLLECTIONS: As to any Distribution Date, the sum, without duplication of:

                  (i) the portion allocable to interest of all scheduled monthly payments on the Mortgage Loans received during the related Collection Period, minus the Servicing Fee for the related Collection Period;

                  (ii) all Net Liquidation Proceeds actually collected by the Servicer during the related Collection Period (to the extent such Net Liquidation Proceeds relate to interest and including Recovered Charge Off Amounts);

                  (iii) the interest portion of the Purchase Price for any Mortgage Loan repurchased from the Trust pursuant to the terms of this Agreement during the related Collection Period; and

                  (iv) the interest portion of all Substitution Adjustment Amounts with respect to the related Collection Period; and

                  (v) to the extent advanced by the Servicer pursuant to Section 3.01(f) and not previously distributed, the amount of any Skip-A-Pay Advance deposited by the Servicer into the Collection Account with respect to such Distribution Date.

         LIBOR: The per annum rate established by the Trustee in accordance with
Section 5.02.

         LIBOR BUSINESS DAY: Any day on which dealings in United States dollars are transacted in the London interbank market.

         LIBOR DETERMINATION DATE: As to any Distribution Date, the second LIBOR Business Day before the first day of the related Accrual Period.

         LIEN: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

         LIQUIDATED MORTGAGE LOAN: As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined as of the end of the related Collection Period that all

Liquidation Proceeds which it expects to recover on such Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

         LIQUIDATION EXPENSES: Out-of-pocket expenses (exclusive of overhead) that are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, reasonable legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults on any mortgage loan that is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) with respect to the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes, mechanics liens, title perfection, property management or for property restoration, preservation or insurance against casualty loss or damage.

         LIQUIDATION PROCEEDS: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise.

         LOAN RATE: As to any Mortgage Loan and day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

         LOAN RATE CLASSIFICATION: As to each fixed rate Mortgage Loan, a fixed Loan Rate and as to each adjustable rate Mortgage Loan, an adjustable Loan Rate.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         MONTHLY EXCESS CASHFLOW: As to any Distribution Date, the excess, if any, of (x) Interest Collections (for clarity purposes only, net of any Servicing Fee) over (y) the Current Interest plus the Interest Carry Forward Amount, if any, of all Classes of Class A and Class M Certificates (after taking into account all distributions of interest on such Distribution Date).

         MOODY'S: Moody's Investors Service, Inc., or its successor in interest.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         MORTGAGE FILE: The mortgage documents (including without limitation the related Mortgage Note) listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, which documents may be physical documents or, pursuant to the terms of Section 2.01, may be optical images or other representations thereof.

         MORTGAGE LOAN: Such of the Mortgage Loans (together with the related Mortgage Notes and Mortgages) transferred and assigned to the Trustee pursuant to Section 2.01 and pursuant to the Transfer Agreement, together with the Related Documents, as from time to time are held as a part of the Trust, the mortgage loans originally so held being identified in the Mortgage Loan Schedule delivered on the Closing Date. As applicable, the term Mortgage Loan shall be deemed to refer to the Mortgaged Property that has been converted to ownership by the Servicer prior to the final recovery of related Liquidation Proceeds.

         MORTGAGE LOAN PURCHASE AGREEMENT: The mortgage loan purchase agreement dated as of [_________], 200[_], between the Seller and the Originator pursuant to which the Originator conveys to the Seller all of its right, title and interest in and to the unpaid Principal Balance of the Mortgage Loans, including all interest and principal payments in respect thereof received on or after the Cut-Off Date, and certain other rights with respect to the collateral supporting the Mortgage Loans.

         MORTGAGE LOAN SCHEDULE: As to any date, the schedule of Mortgage Loans, including any Eligible Substitute Mortgage Loans, included in the Trust on such date. The initial Mortgage Loan Schedule is the schedule delivered by the Seller to the Trustee on the Closing Date and delivered hereto as Exhibit H, which schedule may be in the form of a computer file or an electronic or magnetic tape and sets forth as to each Mortgage Loan (i) the account number, (ii) the Cut-Off Date Principal Balance, (iii) the Loan Rate, (iv) the lien position of the related Mortgage and (v) the CLTV. The Mortgage Loan Schedule will be amended from time to time to reflect the removal of Mortgage Loans and the addition of any Eligible Substitute Mortgage Loans to the Trust, and when so amended shall include the information set forth above with respect to each Eligible Substitute Mortgage Loan as of its related date of substitution.

         MORTGAGE NOTE: As to a Mortgage Loan, the mortgage note or other evidence of indebtedness under which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage.

         MORTGAGED PROPERTY: The underlying property securing a Mortgage Loan.

         MORTGAGOR: The obligor or obligors under a Mortgage.

         NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds less Liquidation Expenses.

         NET LOAN RATE: As to any Mortgage Loan, the Loan Rate less the Servicing Fee Rate.

         OFFICER'S CERTIFICATE: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, Assistant

Treasurer, Controller or Assistant Controller of the Seller or the Servicer, as the case may be, and delivered to the Trustee.

         OPINION OF COUNSEL: A written opinion of counsel reasonably acceptable to the Trustee, who may be in-house counsel for the Servicer (or its affiliate) or the Seller (or its affiliate).

         ORIGINAL CLASS CERTIFICATE BALANCE: With respect to each Class of Class A and Class M Certificates, the amount set forth below:


          CLASS                              ORIGINAL CLASS CERTIFICATE BALANCE
---------------------------        --------------------------------------------
           A-1                                         $ [_________]
           A-2                                         $ [_________]
           A-3                                         $ [_________]
           A-4                                         $ [_________]
           M-1                                         $ [_________]
           M-2                                         $ [_________]


         ORIGINATOR:  Compass Bank.

         OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the preceding Collection Period over (y) the aggregate Certificate Principal Balance of all Classes of Class A and Class M Certificates, calculated after taking into account all distributions of principal on such Distribution Date (other than the Extra Principal Distribution Amount), but prior to taking into account the application of any Applied Realized Loss Amounts on such Distribution Date.

         OVERCOLLATERALIZATION DEFICIENCY: As to any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Overcollateralization Amount, calculated after taking into account all distributions of principal on such Distribution Date (other than the Extra Principal Distribution Amount), but prior to taking into account the application of any Applied Realized Loss Amounts on such Distribution Date.

         OVERCOLLATERALIZATION RELEASE AMOUNT: As to any Distribution Date, the amount (but not in excess of the Principal Collections for such Distribution
Date) equal to the excess, if any, of (i) the Overcollateralization Amount (assuming that 100% of the Principal Collections are applied on such Distribution Date to the distribution of principal on the Class A and Class M Certificates) over (ii) the Targeted Overcollateralization Amount.

         OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PASS-THROUGH RATE: Either the Class A Pass-Through Rate or the Class M Pass-Through Rate, as the context requires.

         PAYING AGENT: Any Person appointed as paying agent pursuant to Section 6.05.

         PERCENTAGE INTEREST: For purposes of making distributions among Certificates of the same Class of Class A or Class M Certificates, the percentage obtained by dividing the principal denomination of such Certificate by the aggregate of the principal denominations of all Certificates of such Class. In the case of any Class R Certificate, the percentage interest set forth on the face of such Class R Certificate.

         PERFECTION REPRESENTATIONS: The representations, warranties and covenants set forth in Schedule 1 attached hereto.

         PERMITTED INVESTMENTS: One or more of the following (excluding any callable investments purchased at a premium):

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the date of acquisition rated by each Rating Agency in its highest short-term rating category (which is "F-1" for Fitch, "A-1+" for Standard & Poor's and "P-1" for Moody's);

                  (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's, Standard & Poor's and Fitch in its highest unsecured short-term debt rating category;

                  (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Fitch, Standard & Poor's and Moody's in their highest short-term rating categories;

                  (v) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Fitch, Standard & Poor's and Moody's in their respective highest rating category for long-term unsecured debt, or any other short-term investment fund the funds in which are invested in securities rated in the highest rating category by Fitch, Standard & Poor's and Moody's and which mature on or prior to the next Distribution Date;

                  (vi) interests in any money market fund or a mutual fund which at the date of acquisition has a rating of "Aaa" by Moody's and "AAA" by Fitch and Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Class A Certificates by each Rating Agency; and

                  (vii) other obligations or securities that are indebtedness in registered form for U.S. federal income tax purposes and that are reasonably acceptable to each Rating Agency as a Permitted Investment hereunder and will not result in a reduction in the then-current rating of the Class A or Class M Certificates, as evidenced by a confirmation or letter to such effect from such Rating Agency;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument if such interest and principal payments provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

         PERMITTED TRANSFEREE: Any Person other than (i) the United States, any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code section 511 on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521) on any excess inclusions (as defined in Code section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, (vi) an "electing large partnership" within the meaning of Code section 775 and (vii) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         PERSON: Any individual, corporation, partnership, joint venture, limited partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         POOL BALANCE: With respect to any date of determination, the aggregate of the outstanding Principal Balances of all Mortgage Loans as of such date.

         POOL FACTOR: As to any Distribution Date, the percentage, carried to seven places, obtained by dividing the aggregate Certificate Principal Balance of the Class A and Class M Certificates for such Distribution Date by the aggregate Original Class Certificate Balance of the Class A and Class M Certificates.

         PRINCIPAL BALANCE: As to any Mortgage Loan (other than a Liquidated Mortgage Loan) and date, the related Cut-Off Date Principal Balance, minus the sum of (x) all collections credited against the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note and (y) any related Charge Off Amounts credited against the principal balance of such Mortgage Loan prior to such date. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

         PRINCIPAL COLLECTIONS: As to any Distribution Date, the sum, without duplication, of:

                  (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received by the Servicer during the related Collection Period;

                  (ii) the principal portion of the Purchase Price for any Mortgage Loan repurchased from the Trust pursuant to the terms of this Agreement during the related Collection Period;

                  (iii) the principal portion of all Substitution Adjustment Amounts with respect to the related Collection Period;

                  (iv) all Net Liquidation Proceeds (excluding Foreclosure Profits and Recovered Charge Off Amounts) actually received by the Servicer during the related Collection Period (to the extent such Net Liquidation Proceeds relate to principal); and

                  (v) the principal portion of all other unscheduled collections on the Mortgage Loans received by the Servicer during the related Collection Period (including, without limitation, full and partial prepayments of principal made by the Mortgagors), to the extent not previously distributed.

         PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, (i) the sum, without duplication, of (x) the Principal Collections and (y) the Extra Principal Distribution Amount, if any, minus (ii) for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

         PROSPECTUS SUPPLEMENT: The Prospectus Supplement, dated [__________], to the Prospectus, dated [______], 2002, relating to the offer and sale of the Certificates.

         PURCHASE PRICE: As to any Mortgage Loan purchased from the Trust on any date pursuant to Section 2.02, 2.04 or 3.01 an amount equal to the sum of (i) the Principal Balance thereof plus any related Charge Off Amount as of the end of the related Collection Period preceding the date of repurchase, (ii) accrued and unpaid interest to the end of such Collection Period computed on a daily basis at the Net Loan Rate on the Principal Balance outstanding from time to time and (iii) with respect to any Mortgage Loan the Servicer or the Originator, as the case may be, elects to repurchase or replace pursuant to this Agreement, an amount sufficient so that after paying any taxes pursuant to Section 860F(a)(l) or Section 860G(d)(l) of the Code with respect to such purchase (including any taxes imposed on the Trust with respect to such additional purchase price), the Trust will retain an amount equal to the sum of clauses (i) and (ii).

         RATING AGENCIES: Moody's, Standard & Poor's and Fitch or their respective successors. If such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "P-1" or better in the case of Moody's, "A-1+" or better in the case of Standard & Poor's and "F1" in the case of Fitch and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Fitch and Standard & Poor's "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

         RATINGS: The ratings initially assigned to the Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

         REALIZED LOSSES: As to any (i) Charged Off Mortgage Loan and any Collection Period (other than the Collection Period in which all or a portion of such Charged Off Mortgage Loan becomes a Liquidated Mortgage Loan), the related Charge Off Amount and (ii) Liquidated Mortgage Loan, the excess of the related Principal Balance at the end of the Collection Period in which such Liquidated Mortgage Loan became a Liquidated Mortgage Loan over the portion of related Net Liquidation Proceeds that are allocable to principal in accordance with the related Mortgage Note.

         RECORD DATE: The last day preceding the related Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) the Record Date shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         RECOVERED CHARGE OFF AMOUNT: As to any Mortgage Loan that became a Liquidated Mortgage Loan in a Collection Period, the amount, if any, by which
(i) its Net Liquidation Proceeds that are allocable to principal in accordance with the related Mortgage Note exceeds (ii) its Principal Balance immediately prior to foreclosure up to an amount of all related Charge Off Amounts, but in no event less than zero.

         REGULAR CERTIFICATES: The Class A and Class M Certificates.

         RELATED DOCUMENTS: As such term is defined in the Mortgage Loan Purchase Agreement.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC CERTIFICATE MATURITY DATE: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.08 hereof.

         REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

         REMIC PROVISIONS: Provisions of the Federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO: A Mortgaged Property that is acquired by the Trust in a foreclosure or by grant of deed in lieu of foreclosure.

         RESPONSIBLE OFFICER: With respect to the Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Servicer, the President or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or any Secretary or Assistant Secretary.

         SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         SELLER: Compass Asset Acceptance Company, L.L.C., a Delaware limited liability company, and its successors in interest.

         SENIOR ENHANCEMENT PERCENTAGE: As to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M-1 and Class M-2 Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by
(y) the Pool Balance as of the last day of the related Collection Period.

         SENIOR SPECIFIED ENHANCEMENT PERCENTAGE: As to any Distribution Date means [___]%.

         SERVICER: Compass Bank, an Alabama banking corporation, or its successor in interest, or any successor servicer appointed as herein provided.

         SERVICING CERTIFICATE: A certificate completed by and executed on behalf of the Servicer in accordance with Section 4.01.

         SERVICING FEE: The fee payable to the Servicer pursuant to Section 3.09, equal to 1/12th of the Servicing Fee Rate for each Mortgage Loan in the Mortgage Loan Schedule multiplied by the outstanding Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

         SERVICING FEE RATE:   A rate equal to [___]% per annum.

         SERVICING OFFICER: Any officer of the Servicer or other individual designated by an officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee on the Closing Date by the Servicer, as such list may be amended from time to time.

         60 DAY DELINQUENCY PERCENTAGE: As to any Collection Period, (a) the aggregate of the Principal Balances of all Mortgage Loans that are 60 or more days contractually delinquent, including those Mortgage Loans in bankruptcy, foreclosure and REO as of the end of such Collection Period, over (b) the Pool Balance as of the end of such Collection Period.

         60 DAY+ ROLLING AVERAGE: As to any Distribution Date, the average of the 60 Day Delinquency Percentage for each of the three (3) immediately preceding Collection Periods; PROVIDED, HOWEVER, that for the initial Distribution Date, the 60 Day+ Rolling Average shall equal the 60 Day Delinquent Percentage for the immediately preceding Collection Period and for the second Distribution Date, the 60 Day+ Rolling Average shall equal the average of the 60 Day Delinquency Percentage for the immediately two preceding Collection Periods.

         STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

         STATISTICAL CUT-OFF DATE: The close of business on [_________], 200[_].

         STEPDOWN DATE: The earlier to occur of:

                  (i) the later to occur of (x) the Distribution Date in [____] 200[_] and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage, and

                  (ii) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.

         STEPPED UP ENHANCEMENT LEVEL: As to any Distribution Date, [____] times the amount of the 60 Day+ Rolling Average.

         SUBSEQUENT CUT-OFF DATE: As to each Eligible Substitute Mortgage Loan, the close of business on the day designated as the "Subsequent Cut-Off Date" with respect to the Eligible Substitute Mortgage Loan.

         SUBSTITUTION ADJUSTMENT AMOUNT: As to any Defective Mortgage Loan and the date on which a substitution thereof occurs pursuant to Sections 2.02 or 2.04, the sum of:

                  (i) the excess, if any, of (a) the Principal Balance of such Defective Mortgage Loan plus any related Charge Off Amount as of the end of the related Collection Period preceding the date of substitution (after the application of any principal payments received on such Defective Mortgage Loan on or before the date of the substitution of the applicable Eligible Substitute Mortgage Loan or Loans) over (b) the aggregate Principal Balance of the applicable Eligible Substitute Mortgage Loan or Loans, plus

                  (ii) accrued and unpaid interest to the end of such Collection Period computed on a daily basis at the Net Loan Rate on the Principal Balance of such Defective Mortgage Loan outstanding from time to time.

         TARGETED OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date, (x) prior to the Stepdown Date, [___]% of the Cut-Off Date Pool Balance, and (y) on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of (i) [___]% of the Pool Balance as of the last day of the related Collection Period and (ii) $[___] of the Cut-Off Date Pool Balance. If a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

         TERMINATION PRICE: As defined in Section 10.01(a).

         TRANSACTION DOCUMENTS: This Agreement, the Mortgage Loan Purchase Agreement and the Transfer Agreement.

         TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         TRANSFER AGREEMENT: The transfer agreement dated as of [_________], 200[_], between the Trustee and the Originator pursuant to which the Originator will assign to the Trust all of its right, title and interest in and on the Transferred Assets not otherwise transferred pursuant to the Mortgage Loan Purchase Agreement.

         TRANSFER DATE: As to any Mortgage Loan transferred to or retransferred from the Trust hereunder, the date on which such transfer or retransfer is made under the terms hereof, which date shall be (i) in the case of the Mortgage Loans originally listed on the Mortgage Loan Schedule, the Closing Date, and
(ii) in the case of any Eligible Substitute Mortgage Loan, the date on which such Eligible Substitute Mortgage Loan is conveyed to the Trust under the terms hereof.

         TRANSFERRED ASSETS: All aspects, rights, title or interests of, in, to or under the Mortgage Loans that are not otherwise conveyed hereunder pursuant to Section 2.01, including, without limitation, all agreements, instruments and other documents evidencing or governing the Mortgagor's obligations under the Mortgage Loans or otherwise related thereto or establishing or setting forth the terms and conditions thereof, and any amendments or modifications thereto, and all property and collateral securing the borrowers obligations thereunder.

         TRIGGER EVENT: Any Distribution Date on which the 60 Day+ Rolling Average equals or exceeds [___]% of the Senior Enhancement Percentage; provided, a Trigger Event shall not be in effect if the Senior Enhancement Percentage equals or exceeds the Stepped Up Enhancement Level.

         TRUST: The trust created by this Agreement and designated "Compass Receivables Asset Funding Trust 200[_]-[__]", the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Collection Account (exclusive of net earnings thereon), the Mortgage Notes and other Mortgage File documents for the Mortgage Loans, any property that secured a Mortgage Loan and that has become REO, the interest of the Seller in certain hazard insurance policies maintained by the Mortgagors or the Servicer in respect of the Mortgage Loans, the Collection Account and the proceeds of each of the foregoing.

         TRUSTEE: [____________], a [___________], or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

         UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

         WIDELY-HELD CERTIFICATION: A certification delivered to the Trustee by the underwriters of the Class A and Class M Certificates to the effect that one or more Classes of Class A and/or Class M Certificates will be owned on such date by 100 or more investors independent of the Originator, the Trust, the Seller, and each other.

         Section 1.02. INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made based on the number of days elapsed between the date that interest was last paid on such Mortgage Loan and the date of receipt of the related Mortgagor's most current payment. All calculations of interest on the Class A and Class M Certificates shall be made on the basis of a 360-day year and the actual number of days in the related Accrual Period. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one half of one penny being rounded down.

         Section 1.03. USAGE OF TERMS.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the [_________].

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the terms "including" and "includes" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         (g) The term "related Collection Period" as used herein with respect to any Distribution Date shall mean the Collection Period immediately preceding such Distribution Date and the term "preceding Collection Period" as used herein with respect to any Distribution Date shall mean the Collection Period preceding the related Collection Period for such Distribution Date.

                                   ARTICLE II

 Conveyance of Mortgage Loans; Original Issuance of Certificates; Tax Treatment

         Section 2.01. ACKNOWLEDGMENT; CONVEYANCE OF MORTGAGE LOANS; CUSTODY OF MORTGAGE FILES.

         (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby irrevocably transfer, assign, sell, set over and otherwise convey to the Trustee for the benefit of the Certificateholders without recourse (subject to Sections 2.02 and 2.04) (i) all of its right, title and interest in and to the unpaid principal balance of each Mortgage Loan and each Eligible Substitute Mortgage Loan, including all Interest Collections and Principal Collections in respect of any such Mortgage Loan received after the Cut-Off Date with respect to each Initial Mortgage Loan and after the Subsequent Cut-Off Date with respect to each Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans (including any Insurance Proceeds); (iv) all other assets included or to be included in the Trust for the benefit of the Certificateholders; and (v) all proceeds of any of the foregoing.

         (b) The Seller agrees to take, or to cause to be taken, such actions and to execute such documents (including without limitation the filing of all necessary continuation statements for the UCC-1 financing statement filed in the State of Alabama and the State of Delaware, as applicable (which shall have been filed as promptly as practicable, but in no event later than 10 days following effective date of this Agreement) describing the Mortgage Loans and naming the Seller as seller and the Trustee as buyer, and any amendments or other filings to the UCC-1 financing statement required to reflect a change in the applicable UCC, or a change of the name or structure of the Seller) as are necessary to perfect and protect the Certificateholders' interests in each Mortgage Loan and the proceeds thereof (other than delivering to the Trustee possession of the Mortgage Files, which possession will, subject to the terms hereof, be maintained by the Servicer as custodian and bailee for the Trustee). The parties hereto intend that the transactions set forth herein constitute a sale and not a pledge by the Seller to the Trust of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. Furthermore, the parties hereto intend that (i) the Asset-Backed Securities Facilitation Act of Alabama (Alabama Act No. 2001-779, the "ACT") shall apply to the transactions contemplated in this Agreement and (ii) the transactions contemplated in this Agreement, taken as a whole, shall constitute a "securitization transaction" within the meaning of such term as set forth in the Act. In the event the transactions set forth herein are characterized as a pledge and not a sale, the Seller hereby grants to the Trustee a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. With respect to the Mortgage Loans sold by the Originator to the Seller, the Servicer shall cause the Originator to file as promptly as practicable, but in no event later than 10 days following the effective date of this Agreement, in the appropriate public filing office or offices UCC-1 financing statements and continuation statements describing such Mortgage Loans and naming the Originator as seller and the Seller as buyer, to file appropriate continuation statements thereto, to file amendments thereto in the case of a change in the applicable UCC, a name change or change in corporate structure and to file appropriate additional UCC-1 financing statements, if any, if the Originator changes its jurisdiction of incorporation.

         (c) In connection with such transfer and assignment by the Seller and the Servicer, the Servicer hereby acknowledges that the Servicer is holding, with respect to the Mortgage Loans transferred on the Closing Date, and will hold, with respect to each Eligible Substitute Mortgage Loan, on and from the applicable Transfer Date, as custodian and bailee for the Trustee, the following documents or instruments with respect to each such Mortgage Loan (the "Related Documents"):

                  (i) the original Mortgage Note with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Originator or a copy of such original Mortgage Note with an accompanying lost note affidavit;

                  (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Originator by such recording office, the Originator may hold a copy of such original Mortgage;

                  (iii) originals of any amendments to the Mortgage Note or Mortgage, any modification or assumption agreements and any previous assignments of such Mortgage Loan; and

                  (iv) for each Mortgage Loan registered on the MERS(R) System, the original assignment into the name of MERS(R) including the related MIN of the Mortgage Loan;

provided, however, that as to any Mortgage Loan, if, as evidenced by an Opinion of Counsel delivered to and in form and substance reasonably satisfactory to the Trustee, (x) an optical image or other electronic representation of the related documents specified in clauses (i) through (iv) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and
(y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer its interest in such Mortgage Loan, such optical image or other representation may be held by the Servicer, as custodian and bailee for the Trustee, in lieu of the physical documents specified above.

                  (d) Except as hereinafter provided, the Servicer shall be entitled to maintain possession of all of the foregoing documents and instruments, shall not be required to deliver any of them to the Trustee and shall not be required to record an Assignment of Mortgage in favor of the Trustee with respect to any Mortgage Loan. In the event, however, that possession of any of such documents or instruments is required by any Person (including the Trustee) acting as successor servicer pursuant to Section 7.04 or 8.02 in order to carry out the duties of Servicer hereunder, then such successor shall be entitled to request delivery, at the expense of the Servicer, of such documents or instruments by the Servicer and to retain such documents or instruments for servicing purposes; provided that the Trustee or Servicer shall maintain such documents at such offices as may be required by any regulatory body having jurisdiction over such Mortgage Loans.

                  (e) The Servicer right to maintain possession of the Mortgage Files shall continue so long as (i) at least two of Moody's, Standard & Poor's and Fitch assign a long-term senior unsecured debt rating to Compass Bank of at least "Baa3", in the case of Moody's, "BBB", in the case of Fitch and "BBB-", in the case of Standard & Poor's (or such lower rating acceptable and assigned by at least two of Moody's, Standard & Poor's and Fitch, and (ii) the Servicer is Compass Bank or remains an Affiliate of Compass Bank. At such time as either of the conditions specified in the preceding sentence is not satisfied, as promptly as practicable, but in no event more than 90 days thereafter in the case of clause (i) below and 60 days in the case of clause (ii) below, the Servicer shall, at the Servicer's expense, (i) either (x) record an Assignment of Mortgage in favor of the Trustee (which may be a blanket assignment if permitted by applicable law) with respect to each of the Mortgage Loans being serviced by the Servicer in the appropriate real property or other records or (y) deliver to the Trustee the assignment of such Mortgage in favor of the Trustee in form for recordation, together with an Opinion of Counsel addressed to the Trustee to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing), and (ii) unless an Opinion of Counsel, reasonably acceptable to the Trustee and the Rating Agencies (as evidenced in writing), is delivered to the Trustee to the effect that delivery of the Mortgage Files is not necessary to protect the Trustee's right, title and interest in and to the related Mortgage Loans or to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loans, deliver the related Mortgage Files to the Trustee to be held by the Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders, and the Trustee shall retain possession thereof except to the extent the Servicer requires any Mortgage Files for normal servicing as contemplated by Section 3.08. The Servicer shall appoint the Trustee its attorney-in-fact to prepare, execute and record any assignments of Mortgages required under this Section 2.01 in the event that the Servicer should fail to do so on a timely basis.

         (f) Within 90 days following delivery, if any, of the Mortgage Files to the Trustee pursuant to the preceding subsection, the Trustee shall review each such Mortgage File to ascertain that all required documents set forth in this
Section 2.01 have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall promptly upon the conclusion of its review notify the Seller and the Servicer, and the Seller and the Servicer shall have a period of 90 days after such notice within which to correct or cure any such defect; provided, however, that if such defect shall not have been corrected or cured within such 90-day period due to the failure of the related office of real property or other records to return any document constituting a part of a Mortgage File, the Seller or the Servicer shall so notify the Trustee and the period during which such defect may be corrected or cured shall be extended for one additional 90-day period.

         (g) The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section 2.01, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be and, where applicable, that it purports to be recorded.

         (h) The Servicer hereby confirms to the Trustee that on or prior to the Closing Date and on or prior to the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the portions of the Electronic Ledger relating to such Mortgage Loans have been or will have been clearly and unambiguously marked, and the appropriate entries have been or will have been made in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms hereof.

         (i) In connection with the assignment, pursuant to Section 2.01(e)(i), of any Mortgage Loan registered on the MERS(R) System, the Servicer shall, at the Servicer's expense, at the time specified in the second sentence of Section 2.01(e)(i), to cause the MERS(R) System to indicate that such Mortgage Loans have been assigned to the Trust in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUST SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUST]" which identifies the Trust and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement, and there is filed any financing statement or amendment thereof necessary to comply with the Alabama UCC or the UCC of any applicable jurisdiction.

         Section 2.02. ACCEPTANCE BY TRUSTEE; REPURCHASE OF MORTGAGE LOANS; CONVEYANCE OF ELIGIBLE SUBSTITUTE MORTGAGE LOANS.

         (a) The Trustee hereby acknowledges receipt of all the right, title and interest of the Seller in and to the assets described Section 2.01(i) through
(v), and all of the right, title and interest of the Originator in and to the Transferred Assets pursuant to the Transfer Agreement, including but not limited to the transfer and assignment of the Mortgage Notes and the Mortgages, and declares that it holds and will hold such documents and interests and all amounts received by it in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. If the time to cure any defect of which the Trustee has notified the Seller and the Servicer following the Trustee's review of the Mortgage Loan Files pursuant to Section
2.01 has expired or if any loss is suffered by the Trustee, on behalf of the Certificateholders, in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of a Mortgage File or (ii) the Originator's retention of such Mortgage File or an Assignment of Mortgage not having been recorded, the Seller or, to the extent the Seller fails to perform, the Servicer shall, in the case of a defect in such document, and the Servicer shall, in the case of a loss resulting from the Originator's retention of a Mortgage File or Assignment of Mortgage not having been recorded, on the Business Day next preceding the Distribution Date in the month following the end of the Collection Period in which the time to cure such defect expired or such loss occurred, either (i) repurchase the related Mortgage Loan (a "Defective Mortgage Loan") (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust at a price equal to the Purchase Price which shall be accomplished by deposit by the Seller or the Servicer, as applicable, in the Collection Account pursuant to Section 3.02 on such next preceding Business Day, or (ii) so long as such Distribution Date occurs within two (2) years following the Closing Date, remove such Defective Mortgage Loan from the Trust and substitute in its place an Eligible Substitute Mortgage Loan or Loans.

         (b) As to any Eligible Substitute Mortgage Loan or Loans, the Servicer shall cause the Originator to deliver to the Trustee with respect to such Eligible Substitute Mortgage Loan or Loans an acknowledgment that the Originator is holding as custodian for the Trustee such documents and agreements, if any, as are permitted to be held by the Originator in accordance with Section 2.01. An assignment of the Mortgage in favor of the Trustee with respect to such Eligible Substitute Mortgage Loan or Loans shall be required to be recorded in the appropriate real property or other records or delivered to the Trustee with the Opinion of Counsel referred to in Section 2.01 under the same circumstances that all other assignments of Mortgage are required to be recorded hereunder. For any Collection Period during which the Seller or the Servicer substitutes one or more Eligible Substitute Mortgage Loans, the Servicer shall determine the Substitution Adjustment Amount. The Seller or the Servicer, as applicable, shall deposit the Substitution Adjustment Amount in the Collection Account no later than the Business Day next preceding the Distribution Date in the month following the end of the Collection Period in which such substitution occurs. The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.04(b). The Trustee shall upon satisfaction of the conditions in this subsection immediately take any reasonable action requested by the Seller, if any, to effect the reconveyance of such Defective Mortgage Loan so removed from the Trust to the Seller or the Servicer, as applicable. The procedures applied by the Seller or the Servicer in selecting each Eligible Substitute Mortgage Loan shall not be adverse to the interests of the Certificateholders and shall be comparable to the selection procedures applicable to the Mortgage Loans originally conveyed hereunder.

         (c) Upon receipt by the Trustee of (i) in the case of a repurchase, a Servicing Certificate to the effect that the Purchase Price for any such Defective Mortgage Loan has been so deposited in the Collection Account or (ii) in the case of a substitution, (A) a Servicing Certificate to the effect that the Substitution Adjustment Amount, if any, has been so deposited in the Collection Account and (B) an Officer's Certificate reciting the transfer and assignment of the Eligible Substitute Mortgage Loan(s) to the Trustee and, if required at such time, that the related Mortgage File(s) for such Eligible Substitute Mortgage Loan(s) have been delivered to the Trustee and the assignment(s) of Mortgage have been recorded, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or the Servicer, as applicable, legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto). It is understood and agreed that the obligation of the Seller or the Servicer to repurchase or substitute for (to the extent permitted herein) any Defective Mortgage Loan shall constitute the sole and exclusive remedy respecting such defect available to Certificateholders or the Trustee against the Seller or the Servicer, and such obligation on the part of the Servicer shall survive any resignation or termination of the Servicer hereunder.

         (d) In connection with any Defective Mortgage Loan required to be purchased or substituted for, the Servicer shall deliver to the Trustee an Opinion of Counsel to the effect that such purchase or substitution will not cause (i) any federal tax to be imposed on the Trust, including, without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or
(ii) the Trust to fail to qualify as a REMIC. In the event that such opinion indicates that a purchase or substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code, the Seller or the Servicer shall not be required to repurchase or substitute for any such Defective Mortgage Loan unless and until the Servicer has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Defective Mortgage Loan.

         Section 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER. The Servicer represents, warrants and covenants that as of the Closing
Date:

                  (i) The Servicer is an banking corporation duly organized, validly existing and in good standing under the laws of the State of Alabama and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

                  (ii) The Servicer has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

                  (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement and

                  (vi) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         The representations and warranties set forth in this Section 2.03 shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders, the Person discovering such breach shall give prompt written notice to the other parties. Within 60 days (or such longer period as permitted by prior written consent of a Responsible Officer of the Trustee) of its discovery or its receipt of notice of such breach, the Servicer shall cure such breach in all material respects.

         Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE SELLER REGARDING THIS AGREEMENT AND THE MORTGAGE LOANS; REPURCHASES AND SUBSTITUTIONS.

         (a) The Seller represents and warrants that as of the Closing Date:

                  (i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

                  (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

                  (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the organizational documents of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         (b) The Seller represents and warrants with respect to each Mortgage Loan that as of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loans (or to the extent expressly stated herein as of such other time):

                  (i) This Agreement and the Transfer Agreement constitute a valid transfer and assignment to the Trustee of all right, title and interest of the Seller and the Originator, respectively, in and to the Mortgage Loans, all monies due or to become due with respect thereto, all proceeds thereof, such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Trust by the Seller;

                  (ii) The information set forth in the Mortgage Loan Schedule with respect to such Mortgage Loan is true and correct in all material respects;

                  (iii) Immediately prior to the transfer and assignment by the Originator to the Seller pursuant to the Mortgage Loan Purchase Agreement and the Transfer Agreement, the Mortgage Loan has not been assigned or pledged by the Originator, and the Originator has good and marketable title thereto, and the Originator is the sole owner and holder of such Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of such Mortgage Loan, to transfer and assign the same pursuant to the Mortgage Loan Purchase Agreement and the Transfer Agreement;

                  (iv) Immediately prior to the transfer and assignment by the Seller to the Trustee pursuant to this Agreement, the Mortgage Loan has not been assigned or pledged by the Seller, and the Seller has good and marketable title thereto, and the Seller is the sole owner and holder of such Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of such Mortgage Loan, to transfer and assign the same pursuant to this Agreement;

                  (v) The related Mortgage is a valid and subsisting first lien or second lien, as set forth on the Mortgage Loan Schedule with respect to such Mortgage Loan, on the related Mortgaged Property therein described, and the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (a) real estate taxes and special assessments not yet delinquent; (b) any first and if applicable, second mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (vi) To the best knowledge of the Seller, each Mortgage is not subject to any valid offset, defense, right of rescission or counterclaim by any obligor under the Mortgage;

                  (vii) To the best knowledge of the Seller, there is no delinquent recording or other tax or fee or assessment lien against the related Mortgaged Property;

                  (viii) To the best knowledge of the Seller, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage and is in good repair;

                  (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except (a) liens which are fully insured against by the title insurance policy referred to in clause (xiii) or
         (b) liens which do not materially interfere with the collection of the Mortgage Loan upon foreclosure or otherwise;

                  (x) As of the Cut-Off Date for the Initial Mortgage Loans (or as of the applicable Transfer Date for any Eligible Substitute Mortgage
         Loan), no scheduled monthly payment is more than 29 days delinquent (measured on a contractual basis);

                  (xi) The related Mortgage File contains each of the documents and instruments specified to be included therein (including, if applicable, an appraisal (which may be an appraisal prepared using a statistical data base));

                  (xii) The related Mortgage Note and the related Mortgage at the time they were made complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection (including, without limitation, the Home Ownership Equity

         Protection Act), equal credit opportunity or disclosure laws applicable to the Mortgage Loan;

                  (xiii) A lender's title insurance policy or binder was issued on the date of origination of each Mortgage Loan for Mortgage loans in excess of $[100,000], and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

                  (xiv) [The related Mortgaged Property is not a mobile home or a manufactured housing unit that is not permanently attached to its foundation;]

                  (xv) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Mortgage Loans as of the Statistical Cut-Off Date), would not cause the aggregate Principal Balance of the Initial Mortgage Loans that are secured by Mortgaged Properties located in one United States postal zip code to exceed [____]%;

                  (xvi) As of the Statistical Cut-Off Date, the Combined Loan-to-Value Ratio for each Initial Mortgage Loan was not in excess of [___]%;

                  (xvii) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loan;

                  (xviii) The Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

                  (xix) Each Mortgage Note and each Mortgage is in substantially the form previously provided to the Trustee by the Seller and each Mortgage Loan is an enforceable obligation of the related Mortgagor;

                  (xx) The Seller has not received a notice of default of any senior mortgage loan with respect to the related Mortgaged Property that has not been cured by a party other than the Servicer;

                  (xxi) The Initial Mortgage Loan does not have an original term to maturity in excess of 360 months; and the Principal Balance of which, when included in the Pool Balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis to be greater than [____] months.

                  (xxii) The related Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

                  (xxiii) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the weighted average percentage of the Initial Mortgage Loans secured by first liens to be less than [____]%; and would not cause the weighted average percentage of the Initial Mortgage Loans secured by second liens to be greater than [_____]%;

                  (xxiv) The related Mortgage is a "qualified mortgage" under the REMIC Provisions; and

                  (xxv) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the average Principal Balance of such Mortgage Loans to be greater than $[______].

         (c) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Mortgage Loans to the Trustee. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties, set forth in this Section 2.04, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the person discovering such breach shall give prompt written notice to the other parties and each Rating Agency. Within 60 days of its discovery or its receipt of notice of such breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period not to exceed 90 days specified in such consent, the Seller or, as necessary, the Servicer shall cure such breach in all material respects. With regard to any such breach of the representations and warranties set forth in
Section 2.04(b), unless, at the expiration of such 60 day or longer period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Seller or the Servicer shall, not later than the Business Day next preceding the Distribution Date in the month following the end of the Collection Period in which any such cure period expired, either (i) repurchase such Defective Mortgage Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) or (ii) remove such Mortgage Loan from the Trust and substitute in its place an Eligible Substitute Mortgage Loan or Loans, in the same manner and subject to the same conditions as set forth in Section 2.02; provided, that if such breach causes the Defective Mortgage Loan to fail to be a "qualified mortgage" or "qualified replacement mortgage" within the meaning of Section 860G of the Code, such repurchase or substitution shall occur no later than the last day of the cure period. Upon making any such repurchase or substitution the Seller or the Servicer, as applicable, shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in
Section 2.02 with respect to the repurchase or replacement of Mortgage Loans under that Section. It is understood and agreed that, subject to Section 2.04(d), the obligation of the Seller or the Servicer to purchase or substitute for any such Defective Mortgage Loan (or property acquired in respect thereof) shall constitute the sole and exclusive remedy against the Seller or the Servicer respecting such breach of the foregoing representations or warranties available to Certificateholders or the Trustee against the Seller or the Servicer, and such obligation on the part of the Servicer shall survive any resignation or termination of the Servicer hereunder.

         (d) The Seller and the Servicer, jointly and not severally, agree to indemnify and hold harmless the Trustee against any and all out-of-pocket financial losses, claims, expenses, damages or liabilities to which the Trustee may become subject, insofar as such out-of-pocket financial losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any representation or warranty made by the Seller in this
Section 2.04 on which the Trustee has relied, being, or alleged to be, untrue or incorrect in any material respect. This indemnity will be in addition to any liability which the Seller or the Servicer may otherwise have.

         (e) Promptly after receipt by the Trustee on behalf of the Trust of written notice of the commencement of any action or proceeding in any way relating to or arising from this Agreement, the Trustee will notify the Seller and the Servicer of the commencement thereof, but the omission so to notify the party from whom indemnification is sought (the "Indemnifying Party") will not relieve the Indemnifying Party from any liability which it may have to the party seeking indemnification (the "Indemnified Party") except to the extent that the Indemnifying Party is materially adversely affected by the lack of notice. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in the defense (with the consent of the Indemnified Party which shall not be unreasonably withheld) of such action at the Indemnifying Party's expense.

         Section 2.05. EXECUTION AND AUTHENTICATION OF CERTIFICATES. The Trustee on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Seller, in exchange for the Mortgage Loans, concurrently with the assignment and conveyance to the Trustee of the Mortgage Loans, each Class of Class A and Class M Certificates in authorized denominations and the Class R Certificates, together evidencing the ownership of the entire Trust.

         Section 2.06. DESIGNATION OF INTERESTS IN THE REMIC. Each Class of Class A and Class M Certificates is hereby designated as a "regular interest" in the REMIC and the Class R Certificates are hereby designated as the single "residual interest" in the REMIC.

         Section 2.07. DESIGNATION OF START-UP DAY. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

         Section 2.08. REMIC CERTIFICATE MATURITY DATE. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each Class of Class A and Class M Certificates is the Distribution Date in [__________]. 20[__].

         Section 2.09. MISCELLANEOUS REMIC PROVISIONS.

         (a) The parties intend that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify it as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Servicer covenants and agrees that it shall, to the extent permitted by applicable law, act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall:

                  (i) prepare, or cause to be prepared, for the Trustee's signature and file, or cause to be filed, all required federal and state tax returns for the REMIC using a calendar year as the taxable year for the Trust when and as required by the REMIC Provisions and other applicable federal income tax laws;

                  (ii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC Provisions and other applicable Federal income tax laws;

                  (iii) conduct the affairs of the Trust at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

                  (iv) notwithstanding any other provision of this Agreement (other than as expressly provided in Article X) not knowingly or intentionally take any action that would cause, or omit to take any action that would or might reasonably prevent, the termination of the REMIC status of the Trust;

                  (v) so long as it holds the Class R Certificates, serve as Tax Matters Person pursuant to Treasury Regulation Section 1.860F-4(d) for the Trust;

                  (vi) notwithstanding any other provisions of the Agreement (other than Sections 2.02, 2.04 and 3.01(b) with respect to the purchase of Mortgage Loans under certain circumstances) knowingly or intentionally take any action that would cause or would create a material risk of causing, the Trust to be subject to tax under Sections 860F(a)(l) or 860G(d)(l) of the Code; and

                  (vii) pay (if permitted by applicable law) on the REMIC's behalf the amount of any federal income tax, including prohibited transaction penalty taxes or taxes on contributions to the REMIC after the startup day, imposed on the Trust when and as the same shall be due and payable (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting at its own expense any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that, if any such tax shall be paid by the Servicer, it shall thereafter be reimbursed from amounts otherwise distributable to the Holders of the Class R Certificates, on a pro rata basis, and the Servicer is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Servicer for the payment of any such tax (to the extent that the Servicer has not been previously reimbursed or indemnified therefore).

         (b) If the Servicer is not permitted, by applicable law, to fulfill any of its duties described in this Section, the Trustee shall carry out such duties pursuant to the instructions of the Servicer. The Trustee covenants and agrees that it shall make an election for the Trust to be treated as a REMIC on Internal Revenue Service Form 1066 for its first taxable year, in accordance with the REMIC Provisions.

                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01. THE SERVICER.

         (a) The Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Trustee and the Certificateholders for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by the Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, (i) in its own name, when the Servicer believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns, and (ii) to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the written request of the Servicer, the Seller and the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer in such capacity may also consent to the placing of a proposed lien senior to that of the Mortgage on the related Mortgaged Property, provided that such proposed lien is not secured by a note providing for negative amortization and:

                  (x) (i) the Mortgage relating to the Mortgage Loan was in a first lien position as of the Cut-Off Date and was in a first lien position immediately prior to the placement of the proposed senior lien, and (ii) the ratio of (a) the sum of the Principal Balance of the Mortgage Loan and the principal balance of the mortgage loan to be secured by the proposed senior lien to (b) the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated is not greater than (1) with respect to Mortgage Loans with an original CLTV of 85% or less, 85%, (2) with respect to Mortgage Loans with an original CLTV in excess of 85% and not greater than 95%, 95% and (3) with respect to Mortgage Loans with an original CLTV in excess of 95% and not greater than 115%, 115%.

                  (y) (i) the Mortgage relating to the Mortgage Loan was in a first or second lien position at the time the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such proposed senior lien, such Mortgage will be in a second or, if such Mortgage was in a second lien position at the time the related Mortgage Loan was conveyed to the Trust, a third lien position and (ii) the principal balance of the mortgage loan to be secured by the proposed senior lien and the rate at which interest accrues thereon are no greater than those of the related Mortgage Loan as of the date it was first conveyed to the Trust; or

                  (z) the Mortgage relating to the Mortgage Loan was in a second lien position as of the Cut-Off Date and the proposed senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of such mortgage loan immediately following such refinancing and the rate at which interest accrues thereon are not greater than that of such existing first mortgage loan at the date the mortgage loan was originated;

         (b) If (i) foreclosure proceedings are commenced with respect to any Mortgage Loan with respect to which the Servicer has consented to the placing of a subsequent senior lien pursuant to clause (x) in Section 3.01(a), or (ii) any loss is suffered by the Trustee on behalf of the Certificateholders in respect of any Mortgage Loan as a result of (x) a failure to file on or within 10 days following the effective date of this Agreement the UCC-l financing statements referred to in Section 2.01 or (y) a failure to publish on or prior to the Closing Date such notices reflecting the sale of the Mortgage Loans as are described in Section 3440.1(h) of the California Civil Code, then the Servicer shall repurchase or substitute for any adversely affected Mortgage Loan on the Business Day preceding the next Distribution Date following the end of the Collection Period during which such foreclosure proceedings were commenced or such losses were suffered. Such repurchase or substitution shall be accomplished in the same manner and subject to the same conditions as set forth in Section
2.02. Upon making any such repurchase or substitution the Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02.

         (c) Upon the request of a Mortgagor or at the Servicer's own initiative, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if:

                  (i) in the Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders;

                  (ii) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent; and

                  (iii) such waiver, modification, postponement or indulgence would not cause the Trust to be disqualified as a REMIC or otherwise cause a tax to be imposed on the Trust.

         (d) Upon receipt of a certificate from the Originator to the effect that in order to reduce the likelihood of prepayment of the Mortgage Loans due to the availability to Mortgagors of alternative Mortgage loan financing opportunities, prudent business practice requires a modification to the terms of the Mortgage Notes pursuant to the provision designated "Termination and Changes in the Agreement" or "Changes in the Agreement", as the case may be, of the forms thereof, the Servicer will deliver to the Trustee and each of the Rating Agencies, prior to the effectiveness of any such modifications, an Opinion of Counsel to the effect that such modifications will not (i) be materially adverse to the interests of the Certificateholders, or (ii) affect the status of the Trust as a REMIC or otherwise cause a tax to be imposed on the Trust. Following the delivery of such opinion the proposed modifications may be made to the Mortgage Notes. In the event such opinion is not delivered prior to the time such modifications would be effective, the Servicer shall cause the Originator to refrain from making any such modifications.

         (e) Notwithstanding anything to the contrary contained herein, any other changes to the terms of a Mortgage Loan that may adversely affect the status of the Trust Fund as a REMIC or otherwise cause a tax to be imposed on the Trust, may be agreed to by the Servicer if (i) the Servicer (A) has determined that such changes are necessary to avoid prepayment of the Mortgage Loan as a result of refinancing provided by another lender and that such changes are consistent with prudent business practice as evidenced by an Officer's Certificate signed by a Servicing Officer to such effect and (B) repurchases such Mortgage Loan on the Business Day next preceding the Distribution Date following the end of the Collection Period during which such determination was made and prior to the effectiveness of such changes, and (ii) the aggregate Principal Balance of the Mortgage Loans so repurchased under this Section 3.01(e) does not exceed [____]% of the Cut-Off Date Pool Balance. In the event that such repurchase does not occur, no changes may be made to the terms of such Mortgage Loan. Such repurchase shall be accomplished in the same manner and subject to the same conditions set forth in Section 2.02 and the payment by the Servicer of any tax imposed on the Trust in accordance with Section 2.09(a)(vii), and shall be made by repurchase and not by the substitution of loans. Upon making any such repurchase, the Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02.

         (f) The relationship of the Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (g) In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate any existing subservicer arrangements with any subservicer or assume the terminated subservicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements. Any termination fees shall be payable by the outgoing Servicer.

         (h) Any expenses incurred in connection with the actions described in
Section 3.01(a)(i) shall be borne by the Servicer in accordance with Section 3.09, with no right of reimbursement; PROVIDED that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any mortgage loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Servicer.

         Section 3.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees that may be collected in the ordinary course of servicing the Mortgage Loans, (ii) arrange with a Mortgagor a schedule for the payment of delinquent amounts, so long as such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns, (iii) sell the Mortgage Loan at its fair market value to a third party for collection activity or (iv) treat a Mortgage Loan as current if the Mortgagor has made two standard payments in the past 60 days to cure the delinquency status of such Mortgage Loan.

         (b) The Servicer shall establish and maintain with the Trustee a separate trust account (the "Collection Account") titled "[______________], as Trustee, in trust for the registered holders of Compass Receivables Asset Funding Mortgage Loan Asset Backed Certificates, Series 200[_]-[__]". In the event that a successor Trustee is appointed as provided in Section 9.07, a new Collection Account shall be promptly established at and maintained by such successor Trustee, and the title of the new Collection Account shall be "[Successor Trustee], as Trustee, in trust for the registered holders of Compass Receivables Asset Funding Mortgage Loan Asset Backed Certificates, Series 200[_]-[__]", and any amounts in the old Collection Account shall be transferred to the new Collection Account. The Collection Account shall be an Eligible Account. No later than 12:00 noon New York time on each Deposit Date (or, if a Deposit Event has occurred and the Servicer has not provided credit enhancement reasonably acceptable to each of the Rating Agencies, within two (2) Business Days following receipt thereof by the Servicer), the Servicer shall deposit or cause to be deposited into the Collection Account the following payments and collections received or made by it with respect to the Mortgage Loans (without duplication):

                  (i) Interest Collections on the Mortgage Loans;

                  (ii) Principal Collections on the Mortgage Loans;

                  (iii) Insurance Proceeds (including, for this purpose, any amount required to be paid by the Servicer pursuant to Section 3.04 and excluding any portion thereof constituting Principal Collections); and

                  (iv) amounts required to be paid by the Seller in connection with the termination of the Trust pursuant to Section 10.01.

The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, fees (including annual fees) or late charge penalties payable by Mortgagors, prepayment penalties, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items for the account of the Servicer, if any, need not be deposited in the Collection Account.

         (c) The Trustee shall hold amounts deposited in the Collection Account as trustee for the Certificateholders. In addition, the Servicer shall notify the Trustee in writing on each Determination Date of the amount of payments and collections to be deposited in the Collection Account with respect to the related Distribution Date.

         (d) The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Permitted Investments (including obligations of the Servicer or of any of its affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature or otherwise be available not later than the Business Day next preceding the Distribution Date or on the Distribution Date next following the date of such investment as long as such action does not result in a withdrawal or downgrading of the then current ratings on the Class A and Class M Certificates by the Rating Agencies (except that any investment in an obligation of the institution with which the Collection Account is maintained may mature on or before 12:00 noon, New York time, on such Distribution Date) and shall not be sold or disposed of prior to its maturity. In the event the Trustee is at any time maintaining the Collection Account, any request by the Servicer to invest funds on deposit in the Collection Account shall be in writing, shall be delivered to the Trustee at or before 10:30 A.M., New York time, if such investment is to be made on such day, and shall certify that the requested investment is a Permitted Investment that matures at or prior to the time required hereby. Any such investment shall be registered in the name of or controlled by the Trustee as trustee hereunder or in the name of its nominee and to the extent such investments are certificated they shall be maintained in the possession or control of the Trustee in the state of its Corporate Trust Office. Except as provided above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

         (e) The Trustee is hereby authorized to execute purchases and sales of Permitted Investments as directed by the Servicer through the facilities of its own trading or capital markets operations on the condition that such purchases and sales do not cause any tax to be imposed on the Trust under the REMIC Provisions or result in the disqualification of the Trust Fund as a REMIC. The Trustee shall send to the Servicer statements reflecting the monthly activity for each such purchase and sale made for the preceding month. Although the Servicer recognizes that it may obtain a broker confirmation or written monthly statement containing comparable information at no additional cost, the Servicer hereby agrees that confirmations of investments are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No statement need be rendered pursuant to the provision of this subsection if no activity occurred in the account for such month.

         Section 3.03. WITHDRAWALS FROM THE COLLECTION ACCOUNT.

         (a) The Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

         (i) On each Distribution Date, to make distributions to Certificateholders pursuant to Section 5.01;

         (ii) From time to time, to make investments in Permitted Investments and to pay to the Servicer all income and gain earned in respect of Permitted Investments or on funds deposited in the Collection Account;

         (iii) To reimburse the Seller or the Servicer to the extent permitted by Section 7.03;

         (iv) To withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person;

         (v) To pay to the party legally entitled by a final order of a court of competent jurisdiction in an insolvency proceeding an amount equal to any preference claim made with respect to amounts paid with respect to the Mortgage Loans; provided that, if any such amount is later determined not to be a preference by such court of competent jurisdiction and is returned to the Servicer, such amount shall be redeposited into the Collection Account by the Servicer; and

         (vi) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

         (b) If the Servicer deposits in the Collection Account any amount not required to be deposited therein or credited thereto or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account pursuant to Section 3.03(a)(iv), and any such amounts shall not be included in Interest Collections and Principal Collections, any provision herein to the contrary notwithstanding. Any withdrawal or debit permitted by Section 3.03(a) may be accomplished by delivering an Officer's Certificate to the Trustee which describes the purpose of such withdrawal (including, without limitation, that any such amount was deposited in the Collection Account in error or, in the case of returned checks, that such amounts were properly debited, respectively). Upon receipt of any such Officer's Certificate, the Trustee shall withdraw such amount for the account of the Servicer. All funds deposited by the Servicer in the Collection Account shall be held by the Trustee in trust for the Certificateholders, until disbursed in accordance with Section 5.01 or withdrawn or debited in accordance with this Section.

         Section 3.04. MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES. Each Mortgage Loan requires that the borrower thereunder maintain hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) 100% of the insurable value of the Mortgaged Property or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer represents and warrants that it or the Originator verified the existence of such hazard insurance at the origination of the Mortgage Loan. The Servicer shall also maintain on property acquired upon foreclosure, or by grant of deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the insurable value of the Mortgaged Property or (ii) the combined unpaid principal balance owing on such Mortgage Loan and any mortgage loans senior to such Mortgage Loans at the time of such foreclosure or grant of deed in lieu of foreclosure PLUS accrued interest thereon. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of Fannie Mae. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. As to Mortgaged Properties acquired by the Servicer as provided herein, the Servicer may satisfy its obligation set forth in the first sentence of this Section 3.04 by self insuring Mortgaged Properties for which the aggregate unpaid principal balance of the related Mortgage Loans PLUS the outstanding balance of any mortgage loans senior to such Mortgage Loans at the time title was acquired, PLUS accrued interest (the "Combined Exposure"), was less than $[500,000] (or such other amount as the Servicer may in good faith determine from time to time) and by causing hazard policies to be maintained with respect to Mortgaged Properties for which the Combined Exposure equals or exceeds the self insurance threshold established from time to time by the Servicer by maintaining a blanket policy consistent with prudent industry standards insuring against hazard losses on the Mortgaged Properties. Such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

         Section 3.05. ASSUMPTION AND MODIFICATION AGREEMENTS. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise or refrain from exercising its right to accelerate the maturity of such Mortgage Loan consistent with the then-current practice of the Servicer and without regard to the inclusion of such Mortgage Loan in the Trust and not in the Servicer's portfolio. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Servicer (so long as such action conforms with the Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section and by forwarding to the applicable Servicer on behalf of the Seller or the Trustee, as applicable, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Mortgage Note may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Mortgage Note pursuant to Section 3.01 unless the conditions specified in Section 3.01 are satisfied. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

         Section 3.06. REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.02; provided that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds to pay Liquidation Expenses before any Net Liquidation Proceeds are deposited in the Collection Account.

         (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall (i) so long as at least two of Moody's, Standard & Poor's and Fitch assign a long-term unsecured debt rating to the Servicer of at least "Baa3", in the case of Moody's, "BBB", in the case of Fitch and "BBB-", in the case of Standard & Poor's, be issued in the name of the Servicer or (ii) if the rating requirements in clause (i) are not satisfied, be issued to the Trustee, or to its nominee on behalf of Certificateholders. In the event that the Trust acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust within three (3) years after its acquisition by the Trust unless the Trustee shall have received an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Trustee has not otherwise disposed of any such Mortgaged Property after its acquisition by the Trust, the Servicer may purchase such Mortgaged Property prior to the third anniversary of the date on which it was acquired at a price equal to its fair market value as established by an appraisal conducted by an independent appraiser, such appraisal to be at the expense of the Servicer.

         Section 3.07. [Reserved].

         Section 3.08. TRUSTEE TO COOPERATE.

         (a) Upon any payment in full of the Principal Balance of any Mortgage Loan, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage or written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a trust receipt signed by a Servicing Officer, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefore by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of an Officer's Certificate of the Servicer, the trust receipt shall be released by the Trustee to the Servicer.

         (b) In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions hereof, the Trustee shall, if the Servicer so requests in writing and supplies the Trustee with appropriate forms therefore, assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

         Section 3.09. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY THE SERVICER. The Servicer shall be entitled to receive the Servicing Fee as compensation for its services in connection with servicing the Mortgage Loans. The Servicing Fee for each Collection Period shall be paid to the Servicer out of Interest Collections prior to their deposit in the Collection Account and shall not be the responsibility or liability of the Trust, the Trustee or the Class A or Class M Certificateholders. Additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefore except as specifically provided herein.

         Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

         (a) The Servicer will deliver to the Trustee and a copy to each of the Rating Agencies, on or before March 31 of each year, beginning March 31, 200[_], an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year (or in the case of the Officer's Certificate delivered in 200[_], from the Closing Date) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year (or in the case of the Officer's Certificate delivered in 200[_], from the Closing Date), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such Officer's Certificate shall be provided by the Servicer to any Certificateholder upon written request at the Servicer's expense.

         (b) The Servicer shall deliver to the Trustee and a copy to each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Default.

         Section 3.11. ANNUAL SERVICING REPORT. On or before March 31 of each year, beginning March 31, 200[_], the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Trustee and a copy to each of the Rating Agencies to the effect that such firm has examined certain documents and records relating to the servicing of Mortgage Loans by the Servicer during the most recent calendar year (or in the case of the report delivered in 200[_], from the Closing Date) then ended under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement and that such examination, which has been conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         Section 3.12. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

         (a) The Servicer shall provide to the Trustee, Class A or Class M Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         (b) No later than the Determination Date preceding the related Distribution Date, the Servicer shall supply information in such form as the Trustee shall reasonably request to the Trustee and the Paying Agent as is required in the Trustee's reasonable judgment to enable the Paying Agent or the Trustee, as the case may be, to make the required distributions and to furnish the required reports to Certificateholders.

         Section 3.13. MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae for Persons performing servicing for mortgage loans purchased by such association.

         Section 3.14. REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION. The Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

         Section 3.15. TAXPAYER IDENTIFICATION NUMBER. The Servicer shall prepare for the Trustee's signature and file, or the Trustee shall prepare and file, with the Internal Revenue Service, on behalf of the Trust, an application on IRS Form SS-4. The Trustee or the Servicer, as the case may be, upon receipt from the Internal Revenue Service of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the other party.

         Section 3.16. INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The Servicer shall prepare and deliver, or cause to be prepared, mailed and filed all federal and state information reports for the Mortgage Loans when and as required by all applicable state and federal income tax laws including, to the extent applicable, returns reporting a cancellation of indebtedness as prescribed by Section 6050P of the Code. In particular, with respect to the requirement under Section 6050J of the Code to the effect that a lender shall be required to report foreclosures and abandonments of any mortgaged property for each year beginning in 200[_], the Servicer shall prepare, mail and file in a timely fashion each year as required by law information statements in accordance with the reporting requirements imposed by Section 6050J with respect to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trustee acquired an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knew or had reason to know that any Mortgaged Property has been abandoned. The information statements from the Servicer shall be in form and substance sufficient to enable the Trustee to meet the reporting requirements imposed by Section 6050J of the Code.

         Section 3.17. ADDITIONAL COVENANTS OF COMPASS BANK. Compass Bank hereby agrees that:

                  (i) it will maintain its books and records to clearly note the separate corporate existence of the Seller and the Servicer;

                  (ii) the Seller and Compass Bank will share certain overhead expenses, although the amount the Seller will be charged for such use will be based on actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to use;

                  (iii) separate financial records will be maintained to reflect the assets and liabilities of the Seller and Compass Bank, which financial records are and will be subject to audit by independent public accountants at the reasonable request of the Board of Directors of the Seller or the Servicer, as the case may be;

                  (iv) except as permitted hereunder, there will be no commingling of the assets of the Seller with the assets of Compass Bank. All demand deposit accounts and other bank accounts of the Seller will be maintained separately from those of Compass Bank. Monetary transactions between the Seller and Compass Bank are and will continue to be properly reflected in their respective financial records;

                  (v) Compass Bank at all times will recognize, and will take all steps within its power to maintain, the corporate existence of the Seller and Compass Bank as being separate and apart from its own corporate existence and will not refer to the Seller as a department or division of Compass Bank; and

                  (vi) Except as otherwise expressly provided herein, the Seller and Compass Bank will not guaranty or advance the proceeds for payment of any obligations of the Trust.

                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01. SERVICING CERTIFICATE. Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency a Servicing Certificate containing the information set forth below with respect to the Mortgage Loans on an aggregate basis as of the end of the preceding Collection Period and such other information as the Trustee shall reasonably require (in written form or the form of computer readable media or such other form as may be agreed to by the Trustee and the Servicer), together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, Distribution Date, the series number of the Certificates, the date of this Agreement, and:

                  (i) the Available Distribution Amount for such Distribution Date, separately stating the amount of Interest Collections and Principal Collections;

                  (ii) the amount of the distributions to Holders of each Class of Class A and Class M Certificates for such Distribution Date, separately stating the portions thereof allocable to interest and allocable to principal;

                  (iii) the amount of any Interest Carry Forward Amount for each Class paid on such Distribution Date and the amount of any Interest Carry Forward Amount for each Class remaining after giving effect to the distributions on such Distribution Date;

                  (iv) the amount of any Extra Principal Distribution Amount for such Distribution Date;

                  (v) the Principal Distribution Amount for such Distribution Date, separately stating the components thereof;

                  (vi) the number and aggregate Principal Balance of any Mortgage Loan purchased or substituted by the Seller or the Servicer with respect to the related Collection Period pursuant to Section 2.02;

                  (vii) the number and aggregate Principal Balance of any Mortgage Loan purchased or substituted by the Seller or the Servicer with respect to the related Collection Period pursuant to Section 2.04;

                  (viii) the number and aggregate Principal Balance of any Mortgage Loan purchased or substituted by the Seller or the Servicer with respect to the related Collection Period pursuant to Section 3.01;

                  (ix) the number and aggregate Principal Balance of any Mortgage Loan that the Servicer has consented to the placement of a senior lien during the related Collection Period pursuant to Section 3.01(a);

                  (x) the amount of any Substitution Adjustment Amounts for such Distribution Date;

                  (xi) the Servicing Fee for the related Collection Period and any accrued amounts thereof that remain unpaid for previous Collection Periods;

                  (xii) the Realized Losses for such Collection Period and the amount of such losses, if any, constituting Applied Realized Loss Amounts;

                  (xiii) the amount, if any, to be distributed to the Class R Certificateholders on such Distribution Date;

                  (xiv) the Overcollateralization Amount, Overcollateralization Deficiency, the Overcollateralization Release Amount, the Targeted Overcollateralization Amount and the Monthly Excess Cashflow for such Distribution Date;

                  (xv) the number of Mortgage Loans outstanding at the beginning and at the end of the related Collection Period;

                  (xvi) the Pool Balance as of the end of the related Collection Period;

                  (xvii) the Certificate Principal Balance of each Class of Certificates and the Pool Factor after giving effect to the distribution on such Distribution Date;

                  (xviii) the number and aggregate Principal Balances of Mortgage Loans (x) as to which the scheduled monthly payment is contractually delinquent for 30-59 days, 60-89 days and 90 or more days, respectively and (y) that have become REO, in each case as of the end of such Collection Period;

                  (xix) the unpaid principal amount of all Mortgage Loans that became Liquidated Mortgage Loans during such Collection Period;

                  (xx) the book value (within the meaning of 12 C.F.R.ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xxi) whether a Trigger Event has occurred or is continuing;

                  (xxii) the 60 Day Delinquency Percentage for the related Collection Period;

                  (xxiii) the 60 Day+ Rolling Average for such Distribution
         Date;

                  (xxiv) such other information as is required by the Code and regulations thereunder to be made available to Holders of the Regular Certificates; and

                  (xxv) whether an Event of Default has occurred since the prior Determination Date, specifying each such Event of Default if one has occurred.

The Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making distributions pursuant to Section 5.01, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Servicer and the Trustee or as may be required by the rules and regulations of the Securities and Exchange Commission. The Servicer shall give notice of any such change to the Rating Agencies.

                                   ARTICLE V

DISTRIBUTIONS AND STATEMENTS TO CERTIFICATEHOLDERS; RIGHTS OF CERTIFICATEHOLDERS

         Section 5.01. DISTRIBUTIONS. (a) On each Distribution Date, the Trustee shall withdraw an amount equal to the Available Distribution Amount from the Collection Account and make distributions thereof as described below (to the extent of the Available Distribution Amount) to Holders of the Certificates in the following order of priority:

         I. from the Available Distribution Amount in the following order of priority:

                  (i) to the Class A Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to each Class of Class A Certificates without any priority among such Class A Certificates; provided, that if amount available is not sufficient to make a full distribution of interest with respect to all Classes of the Class A Certificates, the amount available will be distributed among the outstanding Classes of Class A Certificates pro rata based on the aggregate amount of interest due on each such Class, and the amount of the shortfall will be carried forward with accrued interest;

                  (ii) to the Class M-1 Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M-1 Certificates; and

                  (iii) to the Class M-2 Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M-2 Certificates.

         II. On each Distribution Date (a) before the related Stepdown Date or
(b) with respect to which a Trigger Event is in effect, the Certificates will be entitled to receive distributions of principal up to the Principal Distribution Amount for such Distribution Date, to the extent of the remaining funds in the Collection Account after the distributions of interest have been made pursuant to paragraph (a)I.(i) through (iii) above, in the amounts set forth below and in the following order of priority:

                  (i) to the Class A-4 Certificates, the Class A-4 Lockout Distribution Amount, and then sequentially to each Class of the Class A Certificates, in the order of their numerical class designation until the Certificate Principal Balance of each such Class of Class A Certificates has been reduced to zero; provided, that if on any Distribution Date the Class A-3 Certificate Principal Balance is zero, to the Class A-4 Certificates, without regard to the Class A-4 Lockout Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (ii) after the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, to the Class M-1 Certificates, until the Class M-1 Certificate Principal Balance has been reduced to zero;

                  (iii) after the aggregate Certificate Principal Balance of the Class A Certificates and the Class M-1 Certificates has been reduced to zero, to the Class M-2 Certificates, until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                  (iv) any remaining Available Distribution Amount to the Class R Certificates; provided, however, that on any Distribution Date on which the Additional Principal Distribution Amount is distributable pursuant to Section 10.01(d), any remaining amount shall instead be distributed to the Class M-1 and Class M-2 Certificates in reduction of the applicable Class or Classes' Certificate Principal Balance.

         III. On each Distribution Date (a) on or after the related Stepdown Date and (b) as long as a Trigger Event is not in effect, the Certificates will be entitled to receive distributions of principal up to the Principal Distribution Amount for such Distribution Date, to the extent of the remaining funds in the Collection Account after the distributions of interest have been made pursuant to paragraph (a)I.(i) through (iii) above, in the amounts set forth below and in the following order of priority:

                  (i) to the Class A Certificates, the Class A Principal Distribution Amount shall be distributed as follows: first, to the Class A-4 Certificates, the Class A-4 Lockout Distribution Amount, and then sequentially to each Class of the Class A Certificates, in the order of their numerical class designation until the Certificate Principal Balance of each such Class of Class A Certificates has been reduced to zero; provided, that if on any Distribution Date the Class A-3 Certificate Principal Balance is zero, to the Class A-4 Certificates, without regard to the Class A-4 Lockout Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Class M-1 Certificate Principal Balance has been reduced to zero;

                  (iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                  (iv) any remaining Available Distribution Amount to the Class R Certificates; provided, however, that on any Distribution Date on which the Additional Principal Distribution Amount is distributable pursuant to Section 10.01(d), any remaining amount shall instead be distributed to the Class M-1 and Class M-2 Certificates in reduction of the applicable Class or Classes' Certificate Principal Balance.

         (b) APPLIED REALIZED LOSS AMOUNTS. On each Distribution Date, if (I) the aggregate Certificate Principal Balance of all Classes of Class A and Class M Certificates (calculated after taking into account all distributions of principal on such Distribution Date, including any Extra Principal Distribution Amount) exceeds (II) the Pool Balance as of the last day of the preceding Collection Period, then such excess will be allocated as follows:

                  (i) first, to the Class M-2 Certificates until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                  (ii) second, to the Class M-1 Certificates until the Class M-1 Certificate Principal Balance has been reduced to zero.

This allocation of Realized Losses to Certificateholders shall be effected through the reduction of the applicable Class or Classes' Certificate Principal Balance.

         (c) METHOD OF DISTRIBUTION. The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request by a Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Class of Certificates having principal denominations aggregating at least $[5,000,000]), or by such other means of payment as such Certificateholder and the Trustee shall agree. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

         (d) DISTRIBUTIONS ON BOOK-ENTRY CERTIFICATES. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A or Class M Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Seller or the Servicer shall have any responsibility therefore except as otherwise provided by applicable law.

         Section 5.02. STATEMENTS TO CERTIFICATEHOLDERS. (a) On each Determination Date, the Servicer shall forward to the Trustee and the Paying Agent for mailing to each Certificateholder, and concurrently with each distribution to Certificateholders the Trustee shall mail to them a statement with respect to their distribution setting forth:

                  (i) the amount of the distributions to Holders of each Class of Class A and Class M Certificates for such Distribution Date, separately stating the portions thereof allocable to interest and allocable to principal;

                  (ii) the amount of any Interest Carry Forward Amount for each Class paid on such Distribution Date and the amount of any Interest Carry Forward Amount for each Class remaining after giving effect to the distributions on such Distribution Date;

                  (iii) the amount of any Extra Principal Distribution Amount for such Distribution Date;

                  (iv) the Principal Distribution Amount for such Distribution Date, separately stating the components thereof;

                  (v) the number and aggregate Principal Balance of any Mortgage Loans purchased by the Seller or the Servicer with respect to the related Collection Period pursuant to Sections 2.02, 2.04 and 3.01;

                  (vi) the number and aggregate Principal Balance of any Mortgage Loans that the Servicer has consented to the placement of a senior lien during the related Collection Period pursuant to Section 3.01(a);

                  (vii) the amount of any Substitution Adjustment Amounts for such Distribution Date;

                  (viii) the Servicing Fee for such Collection Period and any accrued amounts thereof that remain unpaid for previous Collection Periods;

                  (ix) the Realized Losses for such Collection Period and the amount of such losses, if any, constituting Applied Realized Loss Amounts;

                  (x) the amount, if any, to be distributed to the Class R Certificateholders on such Distribution Date;

                  (xi) The Overcollateralization Amount, Overcollateralization Deficiency, , the Overcollateralization Release Amount, the Targeted Overcollateralization Amount and the Monthly Excess Cashflow for such Distribution Date;

                  (xii) The number of Mortgage Loans outstanding at the beginning and end of such Collection Period;

                  (xiii) The Pool Balance as of the end of such Collection
         Period;

                  (xiv) the Certificate Principal Balance of each Class of Certificates and the Pool Factor after giving effect to the distribution on such Distribution Date;

                  (xv) the number and aggregate Principal Balances of Mortgage Loans (x) as to which the scheduled monthly payment is contractually delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, and (y) that have become REO, in each case as of the end of such Collection Period;

                  (xvi) The unpaid principal amount of all Mortgage Loans that became Liquidated Mortgage Loans during such Collection Period;

                  (xvii) The book value (within the meaning of 12 C.F.R.ss.
         571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xviii) Whether a Trigger Event has occurred or is continuing;

                  (xix) the 60 Day+ Rolling Average for such Distribution Date;

                  (xx) the 60 Day Delinquency Percentage for the related Collection Period;

                  (xxi) Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Regular Certificates; and

                  (xxii) whether an Event of Default has occurred since the prior Determination Date, specifying each such Event of Default if one has occurred;

         (b) In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed, in a separate section of the report, as a dollar amount per Class A Certificate or Class M Certificate, as applicable, for each Certificate for each $[1,000] original dollar amount as of the Cut-Off Date.

         To the extent that there are inconsistencies between the telecopy of the Trustee's Statement to Certificateholders and the hard copy thereof, the Servicer may rely upon the latter.

         The Trustee will make the reports referred to in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and other parties to this Agreement via the Indenture Trustee's website, which is presently located at www.[__________]. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Indenture Trustee at (800) [___-____]. The Indenture Trustee shall have the right to change the way the reports referred to in this section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Noteholders. The Indenture Trustee shall provide timely and adequate notification to all above parties and to the Noteholders regarding any such change.


         (c) The Servicer shall also give such statement to each Rating Agency at the time it gives such statement to the Trustee and the Paying Agent.

         (d) Within 60 days after the end of each calendar year, the Servicer shall prepare or cause to be prepared and shall forward to the Trustee the information set forth in clauses (i) and (ii) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         (e) On each Distribution Date, the Servicer shall forward to the Trustee for mailing to each Holder of a Class R Certificate a copy of the report forwarded to the Holders of Class A Certificates and Class M Certificates on such Distribution Date. The Servicer shall also forward to the Trustee for mailing to Holders of Class R Certificates a statement setting forth the amount of the distribution to Holders of Class R Certificates expressed as a dollar amount per Class R Certificate with a 10% Percentage Interest, together with such other information as the Servicer deems necessary or appropriate.

         (f) Within 90 days after the end of each calendar year, the Servicer shall forward to the Trustee for mailing to each Person who at any time during the calendar year was the Holder of a Class R Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate together with any other information relating to the Trust reasonably required in order to enable a Class R Certificateholder to prepare its federal income tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee pursuant to any requirements of the Code. The Servicer shall further cause the Trust to comply with any requirements for the quarterly preparation, execution and distribution to Holders of Class R Certificates of Schedule Q to IRS Form 1066.

                                   ARTICLE VI

                                The Certificates

         Section 6.01. THE CERTIFICATES.

         (a) The Class A, Class M and Class R Certificates shall be substantially in the forms set forth in Exhibit A through Exhibit G, and shall, on original issue, be executed by the Trustee on behalf of the Trust and authenticated and delivered by the Trustee to or upon the order of the Seller concurrently with the sale and assignment to the Trustee of the Trust. The Class A and Class M Certificates shall be initially evidenced by one or more certificates representing the entire Original Class Certificate Balance, and shall be held in minimum dollar denominations of $[1,000] and multiples of $[1,000] in excess thereof (except that one Certificate of each Class of Regular Certificates may be in a different denomination). The Class R Certificates shall be issuable in a minimum denomination of a 10% Percentage Interest and integral multiples of 10% in excess thereof (except that one of such Class R Certificates shall be issuable in a denomination that is not an integral multiple of 10%).

         (b) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of any officer of the Trustee duly authorized to execute such Certificates on behalf of the Trust. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02, the Class A and Class M Certificates shall be Book-Entry Certificates. The Class R Certificates shall not be Book-Entry Certificates.

         Section 6.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall cause to be kept at its corporate trust office (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar) a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering the Certificates and transfers and exchanges of Certificates as herein provided.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, and in the case of the Class M and Class R Certificates, upon satisfaction of the conditions applicable to such Certificates set forth below, the Trustee shall execute on behalf of the Trust and shall authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates of a like Class and of the same aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of like Class in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         (d) Except as provided in Section 6.02(f), the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) transfers of the Book-Entry Certificates may not be registered by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and registration of transfers of such Certificates;
(iii) ownership and registration of transfers of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         (e) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer ownership interests represented by Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a letter of representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

         (f) If (i) (x) the Depository or the Seller advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of Regular Certificates representing Percentage Interests aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, upon surrender to the Certificate Registrar of each Class of Regular Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Servicer's expense, execute on behalf of the Trust and authenticate the Definitive Certificates. None of the Seller, the Servicer or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee, the Certificate Registrar, the Servicer and the Seller shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (g) No service charge shall be made for any Transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

         (h) All Certificates surrendered for Transfer and exchange shall be destroyed by the Certificate Registrar.

         (i) Except in the case of the initial Transfer to [_______], no Transfer of a Class R Certificate shall be made unless such Transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except in the case of the initial Transfer to [________], as a condition to any Transfer of Class R Certificate, (i) the Trustee may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such Transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefore, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Trust and (ii) the Trustee may require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Servicer, the Originator and the Trustee the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee, the Servicer or the Trust Fund except to the extent any of such parties is the transferor of such Certificate. The Holder of a Class R Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Trust against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         (j) Except in the case of the initial Transfer of a Class R Certificate to [_______], no Transfer of a Class A Certificate, Class M Certificate or Class R Certificate with respect to which a Widely-Held Certification was not delivered (each, an "ERISA-Restricted Certificate") shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Seller, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicer, the Originator or the Trust to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Seller. The Trustee shall be under no liability to any Person for any registration of Transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered by the Trustee in accordance with the foregoing requirements.

         (k) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Trustee designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee, shall not be holding or acquiring such Ownership Interest on behalf of any Person that is not a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status or the status of any beneficial owner as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) No Ownership Interest in a Class R Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

                        (A) an affidavit from the proposed Transferee in the
                  form attached as Exhibit J (a "Transfer Affidavit") to the effect that (a) such Transferee is a

                  Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; (b) the proposed Transferee does not have the intention to impede the assessment or collection of tax legally required to be paid with respect to any Ownership Interest in a Class R Certificate and the Proposed Transferee acknowledges that the Class R Certificate may generate tax liabilities in excess of the cash flow associated with the Class R Certificate and intends to pay such taxes associated with the Class R Certificate when they become due, (c) it has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as it holds any Ownership Interest in a Class R Certificate, (d) it is not a Non-U.S. Person or is a Non-U.S. Person and has furnished to the transferor and the Trustee (i) an Internal Revenue Service Form 4224 or (ii) an opinion of a nationally recognized tax counsel to the effect that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes and (e) it will abide by the provisions of this
                  Section 6.02(k); and

                       (B) a covenant of the proposed Transferee to the
                  effect that the proposed Transferee agrees to be bound by and to abide by the Transfer restrictions applicable to the Class R Certificates

                  (iv) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (iii) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (v) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Class R Certificate, then the prior Holder of such Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of such Class R Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the Transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Certificate that is a Permitted Transferee.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02(k), then the Trustee shall have the right, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purchaser may be the Trustee itself or any affiliate of the Trustee. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section 6.02(k) or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (vii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such person attempts to transfer any Ownership Interest in a Class R Certificate and (B) not to transfer any Ownership Interest in, or to cause the transfer of any Ownership Interest in, a Class R Certificate if it has actual knowledge that such Person is not a Permitted Transferee or will be holding any Ownership Interest in a Class R Certificate on behalf of a Person that is not a Permitted Transferee.

         (l) Upon notice to the Trustee that any Ownership Interest in a Class R Certificate has been transferred, either directly or indirectly, to any Person that is not a Permitted Transferee or an agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, or that is a pass-through entity as defined in Section 860E(e)(6) of the Code an interest of which is held of record by a Person that is not a Permitted Transferee, the Trustee agrees to furnish to the Internal Revenue Service, the transferor of such Class R Certificate or such agent or pass-through entity such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to such Class R Certificate (or portion thereof) for periods after such transfer and the total excess inclusions for any taxable year allocable to any holder of an interest in such pass-through entity that is not a Permitted Transferee. The Trustee shall require the Servicer to make all necessary computations under this paragraph; provided, however, that the Trustee shall in no event be excused from furnishing such information to the Internal Revenue Service.

         (m) The foregoing provisions of Section 6.02(k)-(l) shall cease to apply to Transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) confirmation from each Rating Agency that the removal of the restrictions on Transfer set forth in Section 6.02(k)-(l) will not cause such Rating Agency to downgrade its current rating of the Class A and Class M Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC. The affidavit referred to in clause (k)(iii)A above shall not be required in the case of the initial Transfer to [_________].

         Section 6.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives


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

evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Servicer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust and shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.04. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Certificate Registrar and any agent of the Servicer, the Seller, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Servicer, the Seller, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

         Section 6.05. APPOINTMENT OF PAYING AGENT.

         (a) The Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.03 for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Seller.

         (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.


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

         Section 6.06. ACTIONS OF CERTIFICATEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by their agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Seller or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Seller and the Servicer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Seller or the Servicer in reliance therein, whether or not notation of such action is made upon such Certificate.

         (d) The Trustee may require such additional proof of any matter referred to in this Section 6.06 as it shall deem necessary.

                                  ARTICLE VII

                           The Servicer and the Seller

         Section 7.01. LIABILITY OF THE SERVICER AND THE SELLER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller herein.

         Section 7.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR THE SELLER. Any corporation into which the Servicer or Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or the Seller shall be a party, or any corporation succeeding to the business of the Servicer or the Seller, shall be the successor of the Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03. LIMITATION ON LIABILITY OF THE SERVICER, THE SELLER AND OTHERS. None of the Servicer, the Seller, or any director, officer, employee or agent of the Servicer or the Seller shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer or the Seller, as applicable, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Seller or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of


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

duties or by reason of reckless disregard of obligations and duties hereunder, and that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior Lien exceed Net Liquidation Proceeds realized with respect to the related Mortgage Loan. The Servicer, the Seller and any director, officer, employee or agent of the Servicer or the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, the Seller and any director, officer, employee or agent of the Servicer or the Seller shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Servicer nor the Seller shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer or the Seller may, in its sole discretion, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting there from and any claims by the Servicer or the Seller hereunder for indemnification shall be expenses, costs and liabilities of the Trust, and the Servicer or the Seller, as the case may be, shall be entitled to be reimbursed therefore and indemnified pursuant to the terms hereof from amounts deposited in the Collection Account as provided by
Section 3.03. The Servicer's and the Seller's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement.

         Section 7.04. SERVICER NOT TO RESIGN. Subject to the provisions of
Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have confirmed to the Trustee that the appointment of such proposed successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then-current rating of the Class A or Class M Certificates; and (c) such proposed successor servicer has agreed in writing to assume the obligations of Servicer hereunder and the Servicer has delivered to the Trustee an Opinion of Counsel to the effect that all conditions precedent to the resignation of the Servicer and the appointment of and acceptance by the proposed successor servicer have been satisfied; provided, however, that in the case of clause (i) above no such resignation by the Servicer shall become



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effective until the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections
8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

         Section 7.05. DELEGATION OF DUTIES. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Servicer shall provide each Rating Agency and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.


                                  ARTICLE VIII

                                Events of Default

         Section 8.01. EVENTS OF DEFAULT. If any one of the following events ("Events of Default") shall occur and be continuing:

                  (i) Any failure by the Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Seller, or to the Servicer, the Seller and the Trustee by Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates; or

                  (ii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which failure (A) materially and adversely affects the interests of Certificateholders and (B) continues unremedied for a period of sixty
         (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or


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

                  (iv) The consent by the Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every case, so long an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates, by notice then given in writing to the Servicer (and to the Trustee if given by the Regular Certificateholders) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the purchase of Mortgage Loans pursuant to Sections 2.04(c) and
3.01 shall not terminate. Any such notice to the Servicer shall also be given to each Rating Agency. On or after the receipt by the Servicer of such written notice, all authority and power of, and all benefits accruing to, the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or, if a successor Servicer has been appointed under Section 8.02, such successor Servicer pursuant to and under this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the terminated Servicer and to be deposited by it in the Collection Account, or that have been deposited by the terminated Servicer in the Collection Account or thereafter received by the terminated Servicer with respect to the Mortgage Loans, and the recordation of Assignments of Mortgages to the Trustee if MERS is not the mortgagee of a Mortgage Loan or otherwise in accordance with Section 8.02(c). The Trustee or other successor servicer shall not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information provided by the Servicer or other circumstances beyond the control of the Trustee or other successor servicer.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 8.01(i) for a period of five (5) Business Days or under Section 8.01(ii) for a period of sixty (60) days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Servicer shall provide the Trustee, the Seller and the Regular Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its


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

obligations. The Servicer shall immediately notify the Trustee and each Rating Agency in writing of any Events of Default.

         Section 8.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         (a) On and after the time the Servicer receives a notice of resignation or termination pursuant to Section 7.04 or 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of Compass Bank as Servicer with respect to the purchase of the Mortgage Loans pursuant to Sections 2.02, 2.04(c) and 3.01 and the indemnification obligation pursuant to Section 2.04(d) shall remain an obligation of Compass Bank and shall not become an obligation of the Trustee or any other successor servicer. As compensation therefore, the Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer, or (ii) if the Trustee is legally unable so to act, the Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution or other mortgage loan or mortgage loan servicer having all licenses and permits required in order to perform its obligations hereunder and a net worth of not less than $[50,000,000] as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the then-current rating assigned to either the Class A or Class M Certificates by the Rating Agencies, as evidenced by a writing to such effect delivered to the Trustee, or any successor servicer appointed hereunder shall be reasonably acceptable to the Seller. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.09 (or such lesser compensation as the Trustee and such successor shall agree). The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All costs incurred in transferring the servicing to a successor servicer shall be paid by the outgoing servicer.

         (b) Any successor, including the Trustee, to the Servicer shall during the term of its service (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer or the Seller of any of their representations or warranties contained herein or in any related document or agreement.


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

         (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any Assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (c). The successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such Assignment of Mortgage was recorded.

         Section 8.03. ____________________. The Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII, PROVIDED, HOWEVER, that the Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates may not waive a default in making a required payment on a Certificate without the consent of each Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

         Section 8.04. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.


                                   ARTICLE IX

                                   The Trustee

         Section 9.01. DUTIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred (which has not been cured), the Trustee shall exercise such rights and powers vested in


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

it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or in accordance with the direction of the Holders of Regular Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Holders of Regular Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of


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the provisions contained in this Agreement shall in any event require the
Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         Section 9.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

                  (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel and any written advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Regular Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the


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

         terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

                  (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (except that the Trustee shall not be responsible for selecting the Servicer as custodian and bailee).

         Section 9.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Servicer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the existence and contents of any Mortgage Loan on any computer or other record thereof (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting there from, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of the Seller, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02) taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer in accordance with the terms of this Agreement (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office


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at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement.

         Section 9.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

         Section 9.05. SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. In addition, the Servicer and the Seller, jointly and severally, covenant and agree to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the Trustee's willful malfeasance, bad faith or gross negligence or by reason of the Trustee's reckless disregard of its obligations and duties hereunder.

         Section 9.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000] and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

         Section 9.07. RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Servicer. If no successor Trustee shall have been so appointed and have accepted


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appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefore by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Trustee. If the Seller removes the Trustee under the authority of the immediately preceding sentence, the Seller shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

         Section 9.08. SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Seller, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance (i) such successor Trustee shall be eligible under the provisions of Section 9.06, (ii) the unsecured long-term debt of such successor Trustee is rated at least "A3" by Moody's or (iii) the Rating Agencies have confirmed that such successor Trustee will not result in a withdrawal or a downgrading of the then current rating on the Class A or Class M Certificates. The predecessor Trustee shall notify the Rating Agency of the appointment of any successor Trustee.

         Upon acceptance of appointment by a successor Trustee as provided in this Section, the Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         Section 9.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the


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provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of an Event of Default which has not been cured, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its


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instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Seller and the Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 9.11. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto. Any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Certificateholders.

         Section 9.12. INSPECTION OF MORTGAGE FILES. Following the time that the Mortgage Files have been delivered to the Trustee upon reasonable prior notice and during regular business hours, the Trustee shall permit representatives of applicable state regulatory to inspect the Mortgage Files on the Trustee's premises or shall provide such documents at such places required by state regulations, including the offices of the Servicer. Any loss incurred by the Trustee in fulfilling such obligations shall be paid by the Servicer.


         Section 9.13. TAX RETURNS. The Trustee, upon request, will furnish the Servicer with all such information as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns.

                                   ARTICLE X

                                   Termination

         Section 10.01. TERMINATION.

         (a) Subject to Section 10.02, the respective obligations and responsibilities of the Servicer, the Seller, the Originator and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date, the obligations of the Seller and the Servicer under Section 9.05 and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee pursuant to this Article X on the earliest of (i) the repurchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price (the "Termination Price") equal to the greatest of (A) the sum of (x) 100% of the Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to


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

which title to the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (y) below) as of the first day of the Collection Period preceding the Distribution Date upon which the proceeds of any repurchase are to be distributed and (y) the fair market value of such acquired property (as determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to Section 10.01(e)) plus, in each case, one month's interest at the applicable Net Loan Rate on the Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired), (B) the aggregate fair market value (as determined by the Servicer as of the close of business on such third preceding Business Day) of all of the assets of the Trust, or (C) the sum of the Certificate Principal Balance of the Class A and Class M Certificates, together with any unpaid Interest Carry Forward Amounts allocable to such Classes, plus one month's interest on such Certificate Principal Balance and any unpaid Interest Carry Forward Amounts at the related Pass-Through Rates, or (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or
(iii) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03 or (iv) the Distribution Date in [__________]. 20[__]; provided that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. Upon termination in accordance with clause (i), (ii) or (iv) of this Section 10.01, the Trustee shall execute such documents and instruments of transfer, in each case without recourse, representation or warranty, presented by the Seller and take such other actions as the Seller may reasonably request to effect the retransfer of the Mortgage Loans to the Seller.

         (b) The right of the Servicer to repurchase all Mortgage Loans pursuant to clause (i) of Section 10.01(a) above is conditioned upon the aggregate Certificate Principal Balance of the Regular Certificates being less than [_____] ([__]%) percent of the initial aggregate Certificate Principal Balance of the Regular Certificates and receipt by the Trustee of an Opinion of Counsel to the effect that such repurchase will give rise neither to any tax on prohibited transactions under Section 860(F)(a)(l) of the Code nor to any tax on contributions to the REMIC after the startup day under Section 860G(d) of the Code. The Servicer may exercise such right on the first Distribution Date and any Distribution Date thereafter with respect to which the conditions specified in the preceding sentence are satisfied unless the Trustee has accepted a qualifying bid for the Mortgage Loans pursuant to subsection (c) below. If such right is exercised, the Servicer shall provide to the Trustee the certification required by Section 3.08 and the Trustee shall, promptly following payment of the repurchase price, execute proper instruments acknowledging termination and discharge of this Agreement. The Servicer may exercise such right on any Distribution Date after the first Distribution Date on which the conditions specified in the first sentence of this subsection are satisfied.

         Any such purchase shall be accomplished by deposit into the Collection Account on the Determination Date before such Distribution Date of the Termination Price.

         (c) If the Servicer does not repurchase all of the Mortgage Loans pursuant to clause (i) of Section 10.01(a) above within three (3) months of the first Distribution Date upon which such


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repurchase option may occur, then promptly on the following Distribution Date the Trustee shall, at the expense of the Servicer, begin a process for soliciting bids in connection with an auction of the Mortgage Loans for an auction to occur on or before the next succeeding Distribution Date (the "First Auction Date") and, if necessary, any date after the First Auction Date (the "Subsequent Auction Date") and together with the First Auction Date, (the "Auction Date"). The Trustee shall provide the Servicer written notice of such auction at least ten (10) Business Days prior to the date bids must be received in such auction (the "Auction Date"). The auction shall be conducted as follows:


                  (i) If at least two bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Termination Price. If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Termination Price, the Trustee shall not consummate such sale. If a bid equaling the Termination Price is received, then the Trustee may, and if so requested by the Servicer shall, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Mortgage Loans and related property has been offered. The Trustee may conclusively rely on such advice and shall be protected in so relying.

                  (ii) If the first auction conducted by the Trustee does not produce any bid at least equal to the Termination Price, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirements of this subsection (c). If such second auction does not produce any bid at least equal to the Termination Price, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (c), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Servicer of notice of exercise of its repurchase option pursuant to clause (i) of
         Section 10.01(a) above, (ii) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Distribution Date on which the Principal Balance of all the Mortgage Loans is reduced to zero.

                  (iii) If the Trustee receives a bid meeting the conditions specified in this subsection (c), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall release, or cause to be released, to the winning bidder, upon payment of the bid purchase price and satisfaction of any other terms and conditions of the auction sale, the Mortgage Files pertaining to the Mortgage Loans being purchased and the Trustee shall take such other actions as the winning bidder may reasonably request to effect the transfer of the Mortgage Loans by the Trustee to the winning bidder.

                  (d) If the first auction conducted by the Trustee does not produce any bid at least equal to the Termination Price, then on the following Distribution Date and each Distribution Date


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

         thereafter the Class M-1 and Class M-2 Certificates shall be entitled to receive the Additional Principal Distribution Amount, allocated among such classes pro rata based upon the outstanding Certificate Principal Balance of each such Class on each such Distribution Date.

         (e) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Servicer, if the Servicer is exercising its right to transfer the Mortgage Loans, given not later than the first day of the month preceding the month of such final payment) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of the Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         (f) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders on the Distribution Date for such final distribution, in proportion to their respective Percentage Interests, an amount equal to (i) as to each Class of Class A or Class M Certificates, such Class' appropriate share of the Principal Distribution Amount, any Interest Carry Forward Amounts and one month's interest at the related Pass-Through Rate on such Certificate Principal Balance and (ii) as to Class R Certificates the amount which remains on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

         (g) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Collection Account not distributed in final distribution to Certificateholders to be withdrawn there from and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, any funds deposited in such escrow account and remaining unclaimed shall be paid by the Trustee to the Servicer and thereafter Certificateholders shall look only to the Servicer with respect to any claims in respect of such funds.

         Section 10.02. ADDITIONAL TERMINATION REQUIREMENTS. (a) In the event that the Servicer exercises its repurchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or contributions to the REMIC after the startup day as


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

defined in Section 860G(d) of the Code, or (ii) cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.01, the Trustee, at the direction of the Servicer, shall adopt a plan of complete liquidation of the Trust;

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Distribution Date for the final distribution, the Trustee shall sell all of the assets of the Trust to the Servicer, for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the such final Distribution Date, the Trustee shall not sell any of the assets of the Trust prior to the close of that calendar quarter; and

                  (iii) The Trustee shall make the distributions specified in
         Section 10.01(f) hereof on or before the final Distribution Date referred to in clause (i) above.

         (b) The Trustee hereby agrees to adopt such a plan of complete liquidation upon the written request of the Servicer and to take such other action in connection therewith as may be reasonably requested by the Servicer.

         Section 10.03. TERMINATION UPON LOSS OF REMIC STATUS.

         (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not qualify as a REMIC pursuant to
Section 860D of the Code (the "Final Determination") and such failure to qualify cannot reasonably be rectified, as soon as practical but in any event within 30 calendar days following such Final Determination, the Holders of a majority in interest of the Class R Certificates then outstanding or the Servicer may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation. Upon receipt of such direction from the Holders of the Class R Certificates or the Servicer, the Trustee shall notify all Certificateholders of such election to liquidate (the "Termination Notice"). The Trustee shall sell all (but not fewer than all) the Mortgage Loans, all Mortgaged Property and all other assets (other than cash) then remaining in the Trust, and distribute the proceeds of the liquidation of the Trust Fund, each in accordance with the plan of complete liquidation and in the order specified in Section 10.01(f) hereof, such that, if so directed, the liquidation of the Trust, the distribution of the proceeds of the liquidation (and any other cash assets of the Trust) and the termination of this Agreement occur no later than the close of the 30th day after the date of the Termination Notice.

         (b) Alternatively, following a Final Determination, the Holders representing a majority in interest of the Class R Certificates then outstanding may, at their option and upon delivery to the Holders of the Class A Certificates and Class M Certificates of an opinion of counsel experienced in Federal income tax matters selected by the Holders of the Class R Certificates, which opinion shall be reasonably satisfactory in form and substance to the Trustee, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross


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

income of the Trust will be subject to Federal taxation, purchase from the Trust Fund all (but not fewer than all) the Mortgage Loans, all Mortgaged Property and all other assets (other than cash) remaining in the Trust at a purchase price equal to the Termination Price.

                                   ARTICLE XI

                            Miscellaneous Provisions

         Section 11.01. AMENDMENT. This Agreement may be amended from time to time by the Servicer, the Seller and the Trustee, by written agreement, in each case without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,
(iii) to add to the duties of the Seller or the Servicer, (iv) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC and to comply with the requirements of the Code and the REMIC provisions, (v) to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (vi) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of the Regular Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller nor the Servicer is obligated to obtain, maintain or improve any such rating), (vii) to comply with any requirement imposed by changes in accounting policies that do not materially impact the Certificates, or (viii) to comply with any requirements imposed by the Code; provided, however, that as evidenced by an Opinion of Counsel (a copy of which shall be delivered to the Trustee and each Rating Agency) (at the expense of the party requesting such amendment), in each case (other than a case arising under clause (viii)) such action shall not adversely affect in any material respect the interests of any Regular Certificateholder; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Regular Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Regular Certificates.

         This Agreement also may be amended from time to time by the Servicer, the Seller and the Trustee, in each case with the consent of the Holders of each Class of Regular Certificates which is affected by such amendment, evidencing Percentage Interests aggregating not less than 51% in Percentage Interests of such Class or in the case of an amendment which affects all classes, evidencing Percentage Interests aggregating not less than 51% of all Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans, or (ii) reduce the aforesaid percentage required to consent to any such amendment, or (iii) adversely affect the status of the Trust as a REMIC or create a material risk of the Trust incurring taxes imposed under
Section 860F(a)(1) or 860G(d)(1) of the Code, or (iv) result in a downgrading of the ratings of the Regular Certificates without, in each case, the consent of the Holders of all Classes of Certificates then outstanding or each Class of Certificates affected thereby.

         Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust as a REMIC or create a material risk of the Trust incurring taxes imposed under 860F(a)(1) or 860G(d)(1) of the Code and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust as a REMIC or create a material risk of the Trust incurring taxes imposed under 860F(a)(1) or 860G(d)(l) of the Code.

         Prior to the execution of any such amendment, the Trustee shall furnish a copy of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish a copy of such amendment to each applicable Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and all conditions precedent to the execution of such amendment have been met. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties, indemnities or immunities under this Agreement.

         Section 11.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement, or a memorandum thereof, if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at the Certificateholder's expense on direction of the Trustee of the Trustee or the consent of Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates, accompanied by an opinion of counsel delivered to the Trustee to the effect that such recordation materially and beneficially affects the interests of Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such

Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided in Section 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Regular Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 11.05. NOTICES. All demands, notices (whether or not any notice is referred to herein as a notice, a written notice or a notice in writing) and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, or telecopied to (a) in the case of the Seller or the Servicer, c/o Compass Bank, 15 South 20th Street, Birmingham, Alabama 35233,
Attention: Senior Vice President, (b) in the case of the Trustee, at the Corporate Trust Office, [______________], Attn: [_____________], (c) in the case of Moody's, ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (d) in the case of Fitch, One State Street Plaza, 33rd Floor, New York, New York 10004, Attention: RMBS Surveillance

Department, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.02 and 7.04, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of Holders of Certificates of each Class, voting as a Class, evidencing, as to each such Class, Percentage Interests aggregating not less than 66-2/3%.

         Section 11.08. CERTIFICATES NONASSESSABLE AND FULLY PAID. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution by the Trustee on behalf of the Trust and the authentication and delivery thereof by the Trustee pursuant to Sections 2.05 or 6.01 are and shall be deemed fully paid.

         Section 11.09. PERFECTION REPRESENTATIONS. The Perfection Representations shall be a part of this Agreement for all purposes.

         Section 11.10. LIMITATION OF LIABILITY. It is understood by each party hereto that the sole recourse of each party hereto in respect of the obligations of the Trustee hereunder and under the other Transaction Documents to which it is a party shall be to the assets of the Trust. In addition, [___________] is entering into this Agreement and the other Transaction Documents to which the Trustee is a party solely in its capacity as trustee and not in its individual capacity and in no case shall [_______] (or any Person acting as successor trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Trustee hereunder or thereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

         Section 11.11. INSPECTION OF MORTGAGE FILES. Following the time that the Mortgage Files have been delivered to the Trustee upon reasonable prior notice and during regular business hours, the Trustee shall permit representatives of applicable state regulatory agencies to inspect the Mortgage Files on the Trustee's premises or shall provide such documents at such places required by state regulations, including the offices of the Servicer. Any costs incurred by the Trustee in fulfilling such obligations shall be paid by the Servicer.

         Section 11.12. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the Seller, the Servicer, the Originator, the Trustee and the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         Section 11.13. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.14. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.15. INCONSISTENCIES AMONG TRANSACTION DOCUMENTS. Document conflict with the provisions of this Pooling and Servicing Agreement, the parties hereto agree that the provisions this Pooling and Servicing Agreement shall be controlling.

         Section 11.16. DURATION OF AGREEMENT. This Agreement shall continue in existence and effect until terminated as herein provided.

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                       COMPASS ASSET ACCEPTANCE COMPANY, L.L.C., as Seller



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       COMPASS BANK,
                                         as Servicer



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                       [___________________________],
                                         as Trustee



                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

State of [_____]  }
                  }  ss.:
County of [_____] }


                  On this [___]day of [__________], 200[_] before me, a notary public in and for the State of [________], personally appeared [_______________] known to me who, being by me duly sworn, did depose and say that he resides at _______________________________________; that he is the _______________________
of Compass Asset Acceptance Company, L.L.C., a Delaware limited liability company, one of the parties that executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.




                                    -------------------------------------------
                                           Notary Public

[Seal]

State of [______] }
                  } ss.:
County of [_____] }


                  On this [___]day of [__________], 200[_] before me, a notary public in and for the State of [_________], personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at _______________________________________________________; that he is the
__________________________________ of Compass Bank, an Alabama banking corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.




                                             -----------------------------------
                                                          Notary Public

[Seal]

State of [______] }
                  } ss.:
County of [_____] }


                  On this [___]day of [__________], 200[_] before me, a notary public in and for the State of [_____], personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________; that he is the of [_________________________], a[__________],
one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




                                           -------------------------------------
                                                   Notary Public

[Seal]

                                                                      SCHEDULE 1

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

The Seller hereby represents, warrants, and covenants to the Trustee as to itself and the Originator as follows on the Closing Date and on each Distribution Date thereafter:

                                     GENERAL

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Trustee which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2. The Mortgage Loans constitute "general intangibles" or "instruments" within the meaning of the applicable UCC.

3. The Collection Account and all subaccounts thereof constitute either a deposit account or a securities account.

4. To the extent that payments and collections received or made with respect to the Mortgage Loans constitute securities entitlements, such payments and collections have been and will have been credited to the Collection Account. The securities intermediary for the Collection Account has agreed to treat all assets credited to the Collection Account as "financial assets" within the meaning of the applicable UCC.

                                    CREATION

5. The Seller owns and has good and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

6. The Seller has received all consents and approvals to the sale of the Mortgage Loans hereunder to the Trustee required by the terms of the Mortgage Loans that constitute instruments.

7. To the extent the Collection Account or subaccounts thereof constitute securities entitlements, certificated securities or uncertificated securities, the Seller has received all consents and approvals required to transfer to the Trustee its interest and rights in the Collection Account hereunder.


                                  Schedule 1-1

                                   PERFECTION

8. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Mortgage Loans from the Seller to the Trustee and the security interest in the Mortgage Loans granted to the Trustee hereunder.

9. With respect to the Collection Account and all subaccounts that constitute deposit accounts, either:

    (i) the Seller has delivered to the Trustee a fully-executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Collection Account without further consent by the Seller; or

    (ii) the Seller has taken all steps necessary to cause the Trustee to become the account holder of the Collection Account.

10. With respect to the Collection Account or subaccounts thereof that constitute securities accounts or securities entitlements, either:

    (i) the Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collection Account granted by the Seller to the Trustee; or

    (ii) the Seller has delivered to the Trustee a fully-executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Trustee relating to the Collection Account without further consent by the Seller; or

    (iii) the Seller has taken all steps necessary to cause the securities intermediary to identify in its records the Trustee as the person having a security entitlement against the securities intermediary in the Collection Account.

                                    PRIORITY

11. Other than the transfer of the Transferred Assets to the Trustee under the Transfer Agreement, the transfer of the Mortgage Loans to the Seller under the Mortgage Loan Purchase Agreement and the transfer of the Mortgage Loans to the Trustee pursuant to this Agreement, neither the Seller nor the Originator have pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. Neither the Seller nor the Originator have authorized the filing of, or are aware of any financing statements against the Seller or the Originator that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.

                                  Schedule 1-2

12. The Seller is not aware of any judgment, ERISA or tax lien filings against either the Seller or the Originator.

13. The Originator has in its possession all original copies of the Mortgage Notes that constitute or evidence the Mortgage Loans. To the Seller's knowledge, none of the instruments that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee. All financing statements filed or to be filed against the Seller and the Originator in favor of the Trustee in connection herewith describing the Mortgage Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trustee."

14. Neither the Collection Account nor any subaccount thereof is in the name of any person other than the Seller or the Trustee as trustee hereunder or in the name of its nominee. The Seller has not consented for the securities intermediary of the Collection Account to comply with entitlement orders of any person other than the Trustee.

15. SURVIVAL OF PERFECTION REPRESENTATIONS. Notwithstanding any other provision of this Agreement or any other transaction document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer's rights to act as such) until such time as all obligations under this Agreement have been finally and fully paid and performed.

16. NO WAIVER. The parties to this Agreement (i) shall not, without obtaining a confirmation of the then-current rating of the Certificates, waive any of the Perfection Representations, and (ii) shall provide the Rating Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Certificates (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

17. SERVICER TO MAINTAIN PERFECTION AND PRIORITY. The Servicer covenants that, in order to evidence the interests of the Seller and the Trustee under this Agreement, the Servicer shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Trustee) to maintain and perfect, as a first priority interest, the Trustee's security interest in the Mortgage Loans. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Trustee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Trustee's security interest in the Mortgage Loans as a first-priority interest (each a "Filing"). The Servicer shall present each such Filing to the Trustee together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Trustee pursuant to Section 2.01 of this Agreement, (ii) satisfies all requirements and conditions to such Filing in this Agreement and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if


                                  Schedule 1-3
the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Trustee's signature. Upon receipt of such Opinion of Counsel and form of authorization, the Trustee shall promptly authorize in writing the Servicer to, and the Servicer shall, effect such Filing under the Uniform Commercial Code without the signature of the Seller or the Trustee where allowed by applicable law. Notwithstanding anything else in the transaction documents to the contrary, the Servicer shall not have any authority to effect a Filing without obtaining written authorization from the Trustee.



                                  Schedule 1-4

                                                                       EXHIBIT A

                          FORM OF CLASS A-1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT." AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                :

Cut-Off Date                        :        [________], 20[__]

First Distribution Date             :        [________], 20[__]

Final Scheduled Distribution Date   :        [________], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                    :        $[__________]

Original Certificate
Balance of this Class               :        $[__________]

Pass-Through Rate                   :       [___]%

CUSIP                        :       [_____]

Class                                       :        A-1

              COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates.
                               Series 200[_]-[__]
                                    Class A-1

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans").

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-1 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class A-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referenced to below or any of their respective affiliates. Neither the Class A-1 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal denomination of this Class A-1 Certificate by the aggregate of the principal denominations of all Certificates of this Class) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer (the "Servicer") and [_____________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class A-1 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class A-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  [________], 20[__]

                           COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]

                                  By:      [___________________]
                                           not in its individual capacity,
                                           but solely as Trustee



                                  By___________________________________________

This is one of the Class A-1 Certificates referenced in the above-mentioned Agreement



By:__________________________________
         Authorized Signatory of
         [_______________],
         as Trustee

                       [Reverse of Class A-1 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]

         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__]. Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder owning Certificates having the requisite aggregate denominations or Percentage Interests specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding to such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last

Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of the registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:
      ------------
                                    ------------------------------------------
                                    Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds
                            ----------------------------------------------------

--------------------------------------------------------------------------------
To the account of
                  --------------------------------------------------------------
Account number            , or, if mailed by check, to
               -----------                             -------------------------

--------------------------------------------------------------------------------
Applicable statements should be mailed to
                                          --------------------------------------

         This information is provided by
                                         ---------------------------------------
the assignee named above, or
                             ---------------------------------------------------
as its agent.

                                                                       EXHIBIT B

                          FORM OF CLASS A-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT." AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                :

Cut-Off Date                        :        [________], 20[__]

 First Distribution Date            :       [________], 20[__]

Final Scheduled Distribution Date   :       [_______], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                    :       $[__________]

Original Certificate
Balance of this Class               :        $[__________]

Pass-Through Rate                   :       [___]%

CUSIP                       :       [_____]

Class                               :        A-2

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]
                                    Class A-2

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-2 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class A-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Class A-2 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal denomination of the Class A-2 Certificate by the aggregate of the principal denominations of all Certificates of this Class in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer (the "Servicer") and [___________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. The Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class A-2 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class A-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         The Class A-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  [________], 20[__]

                COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]

                         By: [_________________]not in its individual capacity,
                             but solely as Trustee



                         By
                            ---------------------------------------------------

This is one of the Class A-2 Certificates referenced in the above-mentioned Agreement



By
   --------------------------------------
         Authorized Signatory of
         [_________________],
         as Trustee

                       [Reverse of Class A-2 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]

         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__]. Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder owning Certificates having the requisite aggregate denominations specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder shall be conclusive and binding to such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section

10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of the registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
-------------------------------------------------------------------------------.

Dated
      ------------
                                   ------------------------------------------
                                   Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds

-------------------------------------------------------------------------------,
to the account of                                                              .
                  -------------------------------------------------------------
Account number          , or, if mailed by check, to
               ---------                             ---------------------------

Applicable statements should be mailed to

-------------------------------------------------------------------------------.


         This information is provided by                                       ,
                                         -------------------------------------
the assignee named above, or                                                   ,
                             -------------------------------------------------
as its agent.

                                                                       EXHIBIT C

                          FORM OF CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT." AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.               :

Cut-Off Date                        :        [________], 20[__]

First Distribution Date             :        [________], 20[__]

Final Scheduled Distribution Date   :        [_______], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                    :        $[__________]

Original Certificate
Balance of this Class               :        $[__________]

Pass-Through Rate                   :       [___]%

CUSIP                       :       [_____]

Class                               :        A-3

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]
                                    Class A-3


         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans").

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-3 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class A-3 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Class A-3 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal denomination of this Class A-3 Certificate by the aggregate of the principal denominations of all Certificates of this Class) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer (the "Servicer") and [____________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-3 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class A-3 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class A-3 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-3 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trustee has caused this Certificate to be duly executed.

Dated: [________], 20[__]


                            COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]


                                By: [__________________]
                                         not in its individual capacity, but
                                         solely as Trustee


                                By:
                                    -------------------------------------------



This is one of the Class A-3 Certificates referenced in the above-mentioned Agreement



By:
     ------------------------------------------------
         Authorized Signatory of
         [________________],
         as Trustee

                       [Reverse of Class A-3 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]


         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__]. Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interest, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder owning Certificates having the requisite aggregate denominations specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the

Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Maser Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT



         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------ .


Dated:
        -------------------


                      Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:


         Distribution shall be made, by wire transfer or otherwise, in immediately available funds for the account of
                   -------------------------------------------------------------
account number
               -----------------------------------------------------------------
, or, if mailed by check, to
                             ---------------------------------------------------
                                                                               .
--------------------------------------------------------------------------------
Applicable statements should be mailed to
                                          --------------------------------------



         This information is provided by                                       ,
                                         ---------------------------------------
the assignee named above, or                                                  ,
                             ---------------------------------------------------
as its agent.

                                                                       EXHIBIT D


                          FORM OF CLASS A-4 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                :

Cut-Off Date                        :        [________], 20[__]

First Distribution Date             :       [________], 20[__]

Final Scheduled Distribution Date   :       [________], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                    :       $[_________________________]

Original Certificate
Balance of this Class               :       $[_________________________]

Pass-Through Rate                   :       [__________________]%

CUSIP                          :   [__________________]

Class                               :        A-4

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]
                                    Class A-4

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-4 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class A-4 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Class A-4 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-4 Certificate (obtained by dividing the principal denomination of this Class A-4 Certificate by the aggregate of the principal denominations of all Certificates of this Class in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer (the "Servicer") and [______________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-4 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class A-4 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class A-4 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-4 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: [________], 20[__]

                         COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]



                                  By:      [________________]
                                           not in its individual capacity, but
                                           solely as Trustee


                                  By:
                                      ------------------------------------------



This is one of the Class A-4 Certificates referenced in the above-mentioned Agreement



By:
     ------------------------------------------------
         Authorized Signatory of
         [__________________],
         as Trustee

                       [Reverse of Class A-4 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]


         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__], Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (therein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder owning Certificates having the requisite aggregate denominations specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the

Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trustee Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trustee will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class as authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT




         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------.

Dated:
        -------------------


                                  Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds for the account of
                   -------------------------------------------------------------
account number
               -----------------------------------------------------------------

Applicable statements should be mailed to
                                          --------------------------------------



         This information is provided by                                      ,
                                         ---------------------------------------
the assignee named above, or                                                  ,
                             ---------------------------------------------------
as its agent.

                                                                       EXHIBIT E


                          FORM OF CLASS M-1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE OR BY THE ACCEPTANCE BY A BENEFICIAL OWNER OF THE BENEFICIAL INTEREST REPRESENTED HEREBY UNLESS THE TRUSTEE SHALL HAVE RECEIVED FROM THE TRANSFEREE AN ALTERNATIVE REPRESENTATION ACCEPTABLE IN FORM AND SUBSTANCE TO THE SERVICER AND THE SELLER. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CLASS M-1 CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.            :

Cut-Off Date                        :        [________], 20[__]

First Distribution Date             :       [________], 20[__]

Final Scheduled Distribution Date   :       [________], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                    :       $[_________________________]

Original Certificate
Balance of this Class               :        $[_________________________]

Pass-Through Rate                   :        [________]%, subject to the
                                             weighted average Net Loan Rates
                                             described in the Agreement.

CUSIP                      :       [_________________]

Class                                       :        M-1

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]
                                    Class M-1


         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-1 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class M-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Class M-1 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Class M-1 Certificate (obtained by dividing the principal denomination of this Class M-1 Certificate by the aggregate of the principal denominations of all Certificates of this Class in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer (the "Servicer") and [_____________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class M-1 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class M-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class M-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: [________], 20[__]

                    COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]



                         By:      [_____________]
                                  not in its individual capacity, but solely as Trustee


                         By:
                             --------------------------------------------------



This is one of the Class M-1 Certificates referenced in the above-mentioned Agreement



By:
     ------------------------------------------------
         Authorized Signatory of
         [_____________],
         as Trustee

                       [Reverse of Class M-1 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]

         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__], Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which each Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder owning Certificates having the requisite aggregate denominations specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding on each holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         No Transfer of this Class M Certificate shall be made to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, unless the Trustee shall have received an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of this Class M Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicer, the Originator or the Trust to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Originator or the Trust except to the extent any of such parties is the transferor of such Certificate. Unless such Opinion of Counsel is delivered, each Transferee shall be deemed to represent to the Trustee, the Originator and the Servicer that such Transferee is nether an employee benefit plan subject to Section 406 of ERISA or and Section 4975 of the Code, nor a person acting on behalf of any such plan.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and Transfer(s) unto

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
m


(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------.


Dated:
      ---------------------



                                 Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds ,

-------------------------------------------------------------------------------,

-------------------------------------------------------------------------------,

-------------------------------------------------------------------------------,

--------------------------------------------------------------------------------

for the account of ,

-------------------------------------------------------------------------------

Account number , or, if mailed by check, to ---------------------

-----------------------------------------

-------------------------------------------------------------------------------
Applicable statements should be mailed to
                                          -------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


         This information is provided by                                       ,
                                         -------------------------------------
the assignee named above, or                                                   ,
                             -------------------------------------------------
as its agent.

                                                                       EXHIBIT F


                          FORM OF CLASS M-2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE OR BY THE ACCEPTANCE BY A BENEFICIAL OWNER OF THE BENEFICIAL INTEREST REPRESENTED HEREBY UNLESS THE TRUSTEE SHALL HAVE RECEIVED FROM THE TRANSFEREE AN ALTERNATIVE REPRESENTATION ACCEPTABLE IN FORM AND SUBSTANCE TO THE SERVICER AND THE SELLER. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CLASS M-2 CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M-1 CERTIFICATES.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860GAND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")

Certificate No.                    :

Cut-Off Date                                :        [________], 20[__]

Final Distribution Date                     :        [________], 20[__]

First Scheduled Distribution Date           :        [________], 20[__]

Original Class Certificate
Balance of this Certificate
("Denomination")                            :        $[                ]
                                                       ----------------

Original Certificate
Balance of this Class                       :        $[                ]
                                                                ----------------

Pass-Through Rate                           :        [________]%, subject to the
                                                     weighted average Net Loan
                                                     Rates described in the
                                                     Agreement

CUSIP                              :        [_________________]

Class                                       :        M-2

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]
                                    Class M-2

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loan")

               Compass Asset Acceptance Company, L.L.C., as Seller

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-2 Certificate at any time may be less than the Original Class Certificate Balance set forth on the face hereof, as described herein. This Class M-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Originator, the Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Class M-2 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class M-2 Certificate (obtained by dividing the principal denomination of this Class M-2 Certificate by the aggregate of the principal denominations of all Certificates of this Class in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank, as Servicer ( the "Servicer") and [_____________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Class M-2 Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Reference is hereby made to the further provisions of this Class M-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class M-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: [________], 20[__]


                 COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]

                         By: [_____________]
                             not in its individual capacity, but
                             solely as Trustee



                         By:
                             --------------------------------------------------


This is one of the Class M-2 Certificates referenced in the above-mentioned Agreement



By
  ---------------------------------------------------
         Authorized Signatory of
         [_____________],
         as Trustee

                       [Reverse of Class M-2 Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]

         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__]. Mortgage Loan Asset- Backed Certificates, Series 200[_]-[__] (herein collectively call the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interest, rights and limitations of rights benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which each Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder owning Certificates having the requisite aggregate denominations specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding to such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar (which shall be the Corporate Trust Office if the Trustee is the Certificate Registrar as provided in the Agreement). Every Certificate presented or surrendered or registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Certificateholder thereof or such Certificateholder's attorney duly authorized in writing. Upon satisfaction of the foregoing, one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         No Transfer of this Class M Certificate shall be made to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, unless the Trustee shall have received an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such this Class M Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicer, the Originator or the Trust to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Originator or the Trust except to the extent any of such parties is the transferor of such Certificate. Unless such Opinion of Counsel is delivered, each Transferee shall be deemed to present to the Trustee, the Originator and the Servicer that such Transferee is neither an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain denominations therein set forth, Certificates are exchangeable for new Certificates of the same Class as authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On any Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class to the above named assignee and deliver such Certificate to the following address:

Dated:
        ----------


                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds in the amount of
                 -------------------------------------------------------------
account number
               ---------------------------------------------------------------,

Applicable statements should be mailed to
                                          ------------------------------------


         This information is provided by                                       ,
                                         -------------------------------------
the assignee named above, or                                                   ,
                             -------------------------------------------------
as its agent.

                                                                       EXHIBIT G

                           FORM OF CLASS R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF CERTAIN DUTIES SPECIFIED IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS SPECIFIED NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

Percentage Interest
evidenced by this
Certificate       100%


                     COMPASS RECEIVABLES ASSET FUNDING TRUST
                    200[_]-[__] Mortgage Loan Asset-Backed Certificates.
                               Series 200[_]-[__]
                                     Class R

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

               Compass Asset Acceptance Company, L.L.C., as Seller

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed to the Seller, the Originator, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or assured by any governmental agency or instrumentality.

         This certifies that [_________]is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented on all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Compass Asset Acceptance Company, L.L.C. (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [________], 20[__] (the "Agreement") among the Seller, Compass Bank as Servicer (the "Servicer"), and [_____________], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assets and by which such Certificateholder is bound.

         This Certificate does not have a specified principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in [________].

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Seller in writing the facts surrounding the transfer. The Trustee may also require the delivery (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee of an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Trust; and the Trustee may require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Servicer, the Originator and the Trustee the facts surrounding the Transfer which investment letter shall not be an expense of the Trustee, the Servicer or the Trust. The Certificateholder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Except in the case of the initial Transfer to [________], no Transfer to a Class R Certificate shall be made to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to
Section 4975 of the Code or comparable provisions of any subsequent enactments), or a trustee of any such plan, unless the Trustee shall have received an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicer, the Originator or the Trust to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Originator or the Trust except to the extent any of such parties is the transferor of such Certificate. Unless such Opinion of Counsel is received, each Transferee shall be deemed to represent to the Trustee, the Originator and the Servicer that such Transferee is neither an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, if no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transfer and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (ii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be null and void and will vest no rights in the purported transferee. The Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R Certificate in violation of the restrictions mentioned above.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

                                      * * *

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  [________], 20[__]

              COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]

                   By:      [_____________]
                            not in its individual capacity, but
                            solely as Trustee



                   By:
                       --------------------------------------------------------

This is one of the Class R Certificates
referenced in the above-mentioned Agreement


By:
   --------------------------------------------------
         Authorized Signatory of
         [_____________], as Trustee

                        [Reverse of Class R Certificate]

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]


         This Certificate is one of a duly authorized issue of Certificates designated as Compass Receivables Asset Funding Trust 200[_]-[__], Mortgage Loan Asset-Backed Certificates, Series 200[_]-[__] (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement, or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day, then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Day preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates are available pursuant to Section 6.02(f) of the Agreement, the Record Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder owning Certificates having the requisite aggregate denominations or Percentage Interests specified in the Agreement, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the

Certificateholders under the Agreement at any time by the Servicer, the Seller, and the Trustee, in each case with the consent of the Certificateholders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment or all classes in the case of amendments or modifications which affect all classes, as specified in the Agreement. Any such consent by the holder of this Certificate shall be conclusive and binding on each holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge made in connection therewith.

         The Originator, Servicer, Seller, and the Trustee and any agent of the Originator, Servicer, Seller or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and the Originator, the Servicer, the Seller, or the Trustee or any such agent shall not be affected by any notice to the contrary.

         On the Distribution Date following the date at which the aggregate Certificate Principal Balance is less than [__]% of the initial aggregate Certificate Principal Balance of the Class A and Class M Certificates, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of
(i) the disposition of the Mortgage Loans and Mortgaged Property pursuant to the provisions of Section 10.03(a) of the Agreement; provided, however, if the Servicer does not repurchase all of the Mortgage Loans pursuant to Section 10.01(a)(i) of the Agreement within three months of the first Distribution Date upon which such repurchase option may occur, then the Trustee shall begin a process for soliciting bids in connection with an auction of the Mortgage Loans pursuant to Section 10.01(c) and 10.01(d) of the Agreement; (ii) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan in the Trust and (iii) the Distribution Date in [_______] 20[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:
       ---------------

                            -----------------------------------------
                            Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds to: , ------------------------------------------------------------------------------,
------------------------------------------------------------------------------,'
------------------------------------------------------------------------------,'
for the account of                                                            .
                   -----------------------------------------------------------
Account number                   , or, if mailed by check, to
               ------------------                             ----------------,

------------------------------------------------------------------------------.

Applicable statements should be made to

---------------------------------------------



         This information is provided by                                      ,
                                         -------------------------------------
the assignee named above, or                                                  ,
                             -------------------------------------------------
as its agent.

                                                                       EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT I

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]

Compass Asset Acceptance Company, L.L.C.
[_______________]
[_______________]

[_____________], as Trustee
[_____________]
[_____________]
[_____________]

          Re: COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__] Mortgage Loan Asset-Backed Certificates,
                Series 200[_]-[__], Class R

Ladies and Gentlemen:

         In connection with our requisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    [NAME OF TRANSFEREE]


                                    By:
                                       ----------------------------------------
                                             Authorized Officer

                            FORM OF RULE 144A LETTER

                                     [DATE]


Compass Asset Acceptance Company, L.L.C.
[_______________]
[_______________]

[_____________], as trustee
[_____________]
[_____________]
[_____________]


                  Re: COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__] Mortgage Loan Asset-Backed Certificates,
                           Series 200[_]-[__], Class R

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to as in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other deposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT I


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and ____ Buyer satisfies the criteria in the category marked below.

                  _____ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  _____ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $[25,000,000] as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

                  _____ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $[25,000,000] as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

                  _____ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  _____ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  _____ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  _____ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  _____ INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  _____ SMALL BUSINESS INVESTMENT COMPANY. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or(d) of the Small Business Investment Act of 1958.

                  _____ BUSINESS DEVELOPMENT COMPANY. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         iii. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it an other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and exclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to the parties updated annual financial statements promptly after they become available.

                                     ---------------------------
                                     Print Name of Buyer


                         By:
                            ---------------------------------------------------
                                Name:
                                Title:

                         Date:
                              -------------------

                                                            ANNEX 2 TO EXHIBIT I


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein.

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer or the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $[100,000,000] in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  _____ The Buyer owned $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  _____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term"FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other)).

         4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyers' purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                Print Name of Buyer or Adviser


                                By:
                                   --------------------------------------------
                                     Name:
                                     Title:


                                IF AN ADVISER:



                                Print Name of Buyer


                                Date:
                                     -----------------

                                                                       EXHIBIT J


                 AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES
                           PURSUANT TO SECTION 6.02(d)

               COMPASS RECEIVABLES ASSET FUNDING TRUST 200[_]-[__]
                    Mortgage Loan Asset-Backed Certificates,
                               Series 200[_]-[__]


STATE OF                 )
                         )  ss.:
COUNTY OF                )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of ____________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling Agreement (the "Agreement"), relating to the above-referenced Series, among Compass Asset Acceptance Company, L.L.C. as Seller (the "Seller"), Compass Bank as Servicer (the "Servicer"), and [_____________], as Trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make its affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate _____ (i) for its own account or (ii) as nominee, trustee or agent for the another Person and has ______ hereto an affidavit from such Person in substantially the same for as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Certificateholder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record Certificateholder furnishes to the pass-through entity an affidavit that such record Certificateholder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust _______ a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.

         5. The Transferee has reviewed the provisions of Section 6.02(i) - (m) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(i) - (m) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a Certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is _______________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

                  IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of ______, 19___.

                                   [NAME OF TRANSFEREE]


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


[Corporate Seal]

ATTEST:



------------------------------
[Assistant] Secretary

         Personally appeared before me the above-named ___________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this _____ day of _________, 19___.


                               ------------------------------
                               NOTARY PUBLIC


                     My Commission expires the       day of         , 19  .
                                               -----        --------    --

                                                          EXHIBIT 1 TO EXHIBIT J


                               CERTAIN DEFINITIONS

         OWNERSHIP INTEREST: As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest herein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PERMITTED TRANSFEREE: Any Person other than (i) the United States, any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code section 511 on unrelated business taxable income) (except grain farmers' cooperatives described in Code section 521) on any excess inclusions (as defined in Code section 860E(c)(1)) with respect to any Class R Certificate,
(iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) a Person that is not a citizen resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, (vi) an "electing large partnership" within the meaning of Code section 775 and (vii) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust __________ to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not elected by such governmental unit.

         PERSON: Any individual, corporation, partnership, joint venture, bank, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                                          EXHIBIT 2 TO EXHIBIT J


                     SECTION 6.02(i) - (m) OF THE AGREEMENT

         (i) Except in the case of the initial Transfer to [________], no transfer of a Class R Certificate shall be made unless such Transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities or is made in accordance with said Act and laws. Except in the case of the initial Transfer to [_______], as a condition to any Transfer of Class R Certificate, the Trustee may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such Transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust and (ii) the Trustee may require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Servicer, the Originator and the Trustee the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee, the Servicer or the Trust Fund except to the extent any of such parties is the transferor of such Certificate. The Certificateholder of a Class R Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Trust against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         (j) Except in the case of the initial Transfer to [__________], no Transfer of a Class M Certificate or Class R Certificate shall be made to an employee benefit plan subject to ERISA, and to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, unless the Trustee shall have received an opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class M or Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Servicer, the Originator or the Trust to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, the Originator or the Trust except to the extent any of such parties is the transferor of such Certificate. Unless such Opinion of Counsel is delivered, each Transferee shall be deemed to represent to the Trustee, the Originator and the Servicer that such Transferee is neither an employee benefit plan subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, or a person acting on behalf of any such plan.

         (k) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisitions of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Trustee designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (i) Each person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee, shall not be holding or acquiring such Ownership Interest on behalf of any Person that is not a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status or the status of any beneficial owner as a Permitted Transferee.

         (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

         (iii) No Ownership Interest in a Class R Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

                  A. an affidavit from the proposed Transferee in the form attached as Exhibit J (a "Transfer Affidavit") to the effect that (a) such Transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; (b) the proposed Transferee does not have the intention to impede the assessment or collection of tax legally required to be paid with respect to any Ownership Interest in a Class R Certificate and the Proposed Transferee acknowledges that the Class R Certificate may generate tax liabilities in excess of the class flow associated with the Class R Certificate and intends to pay such taxes associated with the Class R Certificate when they become due, (c) it has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as it holds any Ownership Interest in a Class R Certificate, (d) it is not a Non-U.S. Person or is a Non-U.S. Person and has furnished to the transferor and the Trustee (i) an Internal Revenue Service Form 4224 or
         (ii) an opinion of a nationally recognized tax counsel to the effect that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes and (e) it will abide by the provisions of this Section 6.02(k); and

                  B. a covenant of the proposed Transferee to the effect that the proposed Transferee agrees to be bound by and to abide by the Transfer restrictions applicable to the Class R Certificates.

         (iv) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (iii) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

         (v) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall, in violation of the provisions of this
Section 6.02, become a Certificateholder of a Class R Certificate, then the prior Certificateholder of such Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of such Class R Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Certificateholder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Certificate to the Certificateholder thereof or taking any other action with respect to such Certificateholder under the provisions of the Agreement so long as the Transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Certificateholder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Certificateholder of such Certificate that is a Permitted Transferee.


         (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02(k), then the Trustee shall have the right, without notice to the Certificateholder of such Class R Certificate or any other Person having an Ownership Interest therein, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purchaser may be the Trustee itself or any affiliate of the Trustee. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Certificateholder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Certificateholder of such Class R Certificate may be liable for any amount due under this Section 6.02(k) or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (vii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) ro require a Transfer Affidavit from any other Person to whom such person attempts to transfer any Ownership Interest in a Class R Certificate and (B) not to transfer any Ownership Interest in, or to cause the transfer of any Ownership Interest in, a Class R Certificate if it has actual knowledge that such Person is not a Permitted Transferee or will be holding any Ownership Interest in a Class R Certificate on behalf of a Person that is not a Permitted Transferee.

         (l) Upon notice to the Trustee that any Ownership Interest in a Class R Certificate has been transferred, either directly or indirectly, to any Person that is not a Permitted Transferee or an agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, or that is a pass-through entity as defined in
Section 860E(e)(6) of the Code an interest of which is held of record by a person that is not a Permitted Transferee, the Trustee agrees to furnish to the Internal Revenue Service, the transferor of such Class R Certificate or such agent or pass-through entity such information necessary to the application of
Section 806(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to such Class R Certificate (or portion thereof) or periods after such transfer and the total excess inclusions for any taxable year allocable to any Certificateholder of an interest in such pass-through entity that is not a Permitted Transferee. The Trustee shall require the Servicer to make all necessary computations under this paragraph; provided, however, that the Trustee shall in no event be excused from furnishing such information to the Internal Revenue Service.


         (m) The foregoing provisions of Section 6.02(k)-(l) shall cease to apply to Transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in Section 6.02(k)-(l) will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC. The affidavit referred to in clause (k)(iii) A above shall not be required in the case of the initial Transfer to [__________].